UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

Flowserve Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLOWSERVE

NOTICE OF 2022

ANNUAL MEETING

AND PROXY STATEMENT

Experience in Motion

Invitation to 2022 Annual Meeting of Shareholders

Dear Fellow Shareholder:

I am pleased to invite you to join me, our Board of Directors, executive officers, associates and other shareholders at Flowserve’s 2022 Annual Meeting of Shareholders. The attached Notice of 2022 Annual Meeting of Shareholders and Proxy Statement, which we are providing to shareholders beginning on March 31, 2022, contain details of the business to be conducted at the meeting.

Our Performance in 2021

Flowserve made progress on several fronts in 2021 despite being a year of continued challenges, not just for Flowserve but for the global economy as a whole. Notwithstanding headwinds caused by the ongoing COVID-19 pandemic, supply chain disruption, and labor shortages in various markets around the world, we were able to deliver strong bookings, capitalize on the ongoing recovery in our aftermarket business, and support a growing range of customers on their energy transition journey.

During 2021, we saw a significant increase in bookings year over year, with our aftermarket business leading the recovery with bookings of $2.0B in 2021. Additionally, our free cash flow conversion to adjusted earnings was greater than 100 percent for the second consecutive year, enhancing our returns through the cycle.

In addition, we were encouraged throughout the year to see increasing project awards in energy transition. I believe Flowserve is uniquely positioned to capitalize on the flow control aspect of decarbonization, where today our products and services can be utilized in many aspects of our customers’ carbon reduction efforts. We are excited about our ability to support our customers through their energy transition journey and have confidence in our broad product offering to deliver increased energy efficiency, cost savings and carbon reduction for our customers while being an important long-term growth driver for our business.

2021 Highlights include:

Generated positive free cash flow in each quarter for first time in 15 years	Improved bookings 10.6% year-over-year

Launched Leadership in Motion training program	Recognized as one of Newsweek’s “Most Responsible Companies in America”

New RedRaven IoT platform monitoring over 1,000 instrumented assets

Our Business Strategy

While 2021 presented several headwinds for Flowserve and for our customers, we believe that through the commitment and dedication of our associates, our strong backlog and our growth strategy, we are well positioned to capitalize on the continued recovery in our end markets during 2022 and beyond.

During 2022, we will focus on our 3D growth strategy of Diversify, Decarbonize, and Digitize as we drive our technology and product development efforts to target new and attractive market growth opportunities, while supporting our existing customers’ efficiency and decarbonization efforts. We believe Flowserve is well positioned to capitalize on what we see as an improving growth environment and create long-term value for our shareholders and other stakeholders.

Shareholder Feedback

Flowserve’s Board and senior leadership continue to be encouraged by the positive feedback we have received about the clarity of information we provide through our proxy statement. We are continually reviewing ways to enhance the information in our public disclosures and will continue to do so based on your feedback. Your vote is very important to us and to our business. Prior to the meeting, I encourage you to sign and return your proxy card, or use telephone or Internet voting, so that your shares will be represented and voted at the meeting. You can find instructions on how to vote beginning on page 77.

Thank you in advance for voting and for your continued support of Flowserve.

R. Scott Rowe, President and CEO

Notice of 2022 Annual
Meeting of Shareholders

When: Thursday, May 12, 2022 at 11:30 a.m. CDT	Where: Online at www.virtualshareholdermeeting. com/FLS2022

We are pleased to invite you to join our Board of Directors and senior leadership at Flowserve’s 2022 Annual Meeting of Shareholders. The 2022 Annual Meeting will be held online only and will begin at 11:30 AM CDT on May 12, 2022. We will hold the 2022 Annual Meeting solely by means of remote communications with no in-person location. You can attend the Annual Meeting and vote online at www.virtualshareholdermeeting.com/FLS2022.

2022 Proposals		Board Vote Recommendation		Page Reference (for more detail)
1	Elect the 9 directors named in the proxy statement	For	✔	Page 14
2	Approve, on an advisory basis, the Company’s executive compensation	For	✔	Page 64
3	Ratify the appointment of PricewaterhouseCoopers as our independent auditor for 2022	For	✔	Page 69
4	Shareholder Proposal to Reduce Threshold to Call a Special Shareholder Meeting	Against	✘	Page 73

Shareholders will also transact any other business that is properly brought before the Annual Meeting.

Record Date: Shareholders of record of the Company’s common stock, par value $1.25 per share, at the close of business on March 16, 2022 are entitled to notice of and to vote at the Annual Meeting.

Attending the Meeting Virtually: To participate in the meeting, including to vote or to ask questions during the meeting, you must access the meeting website at www.virtualshareholdermeeting.com/FLS2022, and log in using the 16-digit control number provided on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the annual meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the annual meeting.

For additional related information, please refer to the disclosure beginning on Page 77 in the enclosed proxy statement. The proxy statement and 2021 annual report to shareholders and any other proxy materials are available at www.proxyvote.com.

Your vote is very important. Whether or not you plan to attend the Annual Meeting online, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described to the right on this page. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote online at www.virtualshareholdermeeting.com/FLS2022.

By order of the Board of Directors,

Lanesha T. Minnix
Senior Vice President, Chief Legal Officer and Corporate Secretary

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find additional information in the proxy statement.

Board Nominees (Page 14)

DAVID E. ROBERTS Independent Chairman Age: 61 Director since 2011 Committees: * Other Public Company Boards: None	R. SCOTT ROWE President & CEO, Flowserve Age: 51 Director since 2017 Committees: None Other Public Company Boards: None	SUJEET CHAND Independent Age: 64 Director since 2019 Committees: ● ● Other Public Company Boards: 2

RUBY R. CHANDY Independent Age: 60 Director since 2017 Committees: ★ ● Other Public Company Boards: 2	GAYLA J. DELLY Independent Age: 62 Director since 2008 Committees: ● ● Other Public Company Boards: 2	JOHN R. FRIEDERY Independent Age: 65 Director since 2007 Committees: ★ ● Other Public Company Boards: None

JOHN L. GARRISON Independent Age: 61 Director since 2018 Committees: ★ ● Other Public Company Boards: 1	MICHAEL C. MCMURRAY Independent Age: 57 Director since 2018 Committees: ★ ● Other Public Company Boards: None	CARLYN R. TAYLOR Independent Age: 53 Director since 2020 Committees: ● ● Other Public Company Boards: None

★ Chair ● Audit Committee ● Corporate Governance and Nominating Committee

● Finance and Risk Committee ● Organization and Compensation Committee

*

As Chairman of the Board, Mr. Roberts rotates between committee meetings and serves as an alternate committee member for all committees, as needed.

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Executive Officers (Page 29)

Name and Position	Age	Since	Previous Position
R. Scott Rowe President, CEO and Director	51	April 2017	President — Cameron Group, Schlumberger Ltd.
Elizabeth L. Burger Senior VP and Chief Human Resources Officer	51	April 2018	SVP and Chief Human Resources Officer, Hanesbrands, Inc.
Lamar L. Duhon President, Aftermarket Services & Solutions	51	January 2022	Vice President, Sperry Drilling Halliburton
Keith E. Gillespie Senior VP and Chief Sales Officer	56	May 2015	Managing Director, AlixPartners LLC
Lanesha T. Minnix Senior VP, Chief Legal Officer and Corporate Secretary	47	June 2018	SVP and General Counsel, BMC Stock Holdings, Inc.
Tamara M. Morytko President, Flowserve Pumps Division	51	September 2020	Chief Operating Officer, Norsk Titanium
Amy B. Schwetz Senior VP and Chief Financial Officer	47	February 2020	EVP and Chief Financial Officer, Peabody
Scott K. Vopni Vice President, Chief Accounting Officer	53	June 2020	SVP — Finance, Chief Accounting Officer, Dean Foods Co.
Kirk R. Wilson President, President, Flow Control Division	55	July 2019	Flowserve President, Aftermarket Services & Solutions

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Executive Compensation Highlights (Page 32)

Compensation Philosophy and Principles

ATTRACT & RETAIN	Attract and retain high-quality leaders with a passion for driving high performance, as well as our purpose, values, behaviors
REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy
COMPETITIVE AND MARKET-BASED	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median
ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking
ALIGN PAY WITH SHAREHOLDERS	Provide that a majority of total compensation is tied to performance and/or stock price and is aligned with shareholder interests

Pay for Performance Alignment

Our annual incentive program paid out at 74.8% of target opportunity on the corporate metrics, as follows:

2022 PROXY STATEMENT      4

2019 Performance Stock Units (PSUs) tied to 2019-2021 performance paid out at 33.3% of target.

2021 Executive Total Compensation Mix

The majority of the total target compensation provided to our Named Executive Officers is ‘at risk’ and aligned with our compensation philosophy and principals to drive shareholder value creation.

*

Including stock price performance for RSUs.

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Table of Contents

INVITATION TO ANNUAL MEETING
1	NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
2	PROXY SUMMARY
7	THIS IS FLOWSERVE
7	Our Purpose, Values and Behaviors
8	Our 3D Growth Strategy
9	Corporate Social Responsibility
14	PROPOSAL ONE: ELECTION OF DIRECTORS
14	Required Vote and Recommendation
15	Board of Directors — Biographical Information
20	THE BOARD AND COMMITTEES
20	Role of the Board; Corporate Governance Matters
24	Board Committees
26	Oversight of the Executive Compensation Program
27	Director Compensation
29	EXECUTIVE OFFICERS
32	EXECUTIVE COMPENSATION
32	Compensation Discussion and Analysis
32	Executive Summary
38	Compensation Program Philosophy and Principles
42	2021 Executive Compensation Outcomes
51	Additional Attributes Related to Executive Compensation
53	Compensation Governance Policies
54	Tax and Accounting Implications of Executive Compensation
55	Executive Compensation Program Review and Compensation Risk
55	Organization and Compensation Committee Report
56	Summary Compensation Table
58	2021 Grants of Plan-Based Awards
59	Outstanding Equity Awards at Year-End 2021
60	2021 Option Exercises and Stock Vested
61	2021 Pension Benefits
62	Quantification of Potential Payments
63	CEO PAY RATIO FOR FISCAL YEAR 2021
64	PROPOSAL TWO: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
65	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
66	SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
67	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
68	EQUITY COMPENSATION PLAN INFORMATION
69	PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS OUR INDEPENDENT AUDITOR FOR 2022
70	OTHER AUDIT INFORMATION
70	Relationship with Independent Registered Public Accounting Firm
70	Audit and Non-Audit Fees and Services
70	Audit Committee Approval Policy
72	REPORT OF THE AUDIT COMMITTEE
73	PROPOSAL FOUR: REDUCE THRESHOLD TO CALL A SPECIAL SHAREHOLDER MEETING
76	OTHER MATTERS
77	GENERAL VOTING AND MEETING INFORMATION
77	Frequently Asked Questions About The Annual Meeting & Proxy Materials
83	ANNEX I: RECONCILIATION OF REPORTED RESULTS TO NON-GAAP FINANCIAL MEASURES

2022 PROXY STATEMENT      6

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THIS IS FLOWSERVE

Our Purpose, Values and Behaviors

Around the world, Flowserve is striving to fulfill our purpose – to create extraordinary flow control solutions to make the world better for everyone. To help solve the biggest flow-control challenges, customers worldwide rely on the product lines, engineering, project management, and service expertise of Flowserve that dates back more than 200 years. We have developed a strategy on a foundation of six core values and seven key behaviors that are at the root of everything we do as an organization in pursuit of this purpose.

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THIS IS FLOWSERVE

Our 3D Growth Strategy

Our strategy of supporting energy transition through our efforts to Diversify, Decarbonize, and Digitize – our 3D Growth Strategy – supports and aligns directly with our purpose.

Diversify

Today, Flowserve is meaningfully levered to oil and gas in each of our divisions. We have decades, if not centuries, of experience and expertise serving other infrastructure markets within flow control. Our goal now is to aggressively re-engage our offerings with market participants in areas like water, specialty chemical and other general industries where we maintain strong capabilities, and to support our customers’ energy transition efforts across industries.

While we remain fully committed to supporting our oil and gas customers today and into the future, our Diversify strategy is focused on increasing our exposure to the end markets offering long-term outsized growth potential.

As an example of our successful Diversification approach, Flowserve SIHI-brand vacuum pumps were recently deployed in one of the world’s largest producers of thin film photo voltaic solar panel modules for solar energy production, enabling over 11 gigawatts of clean power generation.

Decarbonize

We recognize that governments and corporations around the globe are increasingly focused on addressing the effects of climate change and implementing efforts to reduce greenhouse gas emissions. In addition to our own efforts to reduce carbon emissions in our operations, many of our current products and services can be utilized in many aspects of our customers’ carbon reduction efforts. In addition, we believe that through continued technology investment and new product development, our capture rate of this expanding opportunity will continue to grow.

Our new Energy Advantage program provides offerings to help customers’ energy transition efforts in three key areas – energy efficiency, carbon reduction, and operational cost mitigation.

As an example of our decarbonization strategy, Flowserve was recently selected as the sole supplier of flare gas recovery systems for five U.S. Gulf coast petrochemical facilities. These systems will reduce toxic volatile organic compounds in the air by an estimated 5,600 tons annually.

Digitize

Digitize represents our focus on digital growth driven by our RedRaven internet-of-things, or IoT, platform. While still in its infancy after launching a year ago, we have been encouraged by the demonstrated capabilities of this offering and acceptance among our customers. We now support over 40 customers across a diverse set of applications, including over 1,000 instrumented assets providing nearly 10,000 ongoing data signals. Our goal is to digitize as much of our existing installed base and new original equipment as possible and convert the RedRaven solution to a profitable recurring revenue stream.

Feedback from early adopting customers is already validating the value to customers of the recurring expense. Recently, in support of a customer’s desire to reduce unpredictable maintenance and downtime, RedRaven detected certain upset conditions in this customer’s boiler pump, alerting them well in advance and preventing potentially catastrophic damage to the pump and costly unplanned downtime.

2022 PROXY STATEMENT      8

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THIS IS FLOWSERVE

Corporate Social Responsibility

Our ESG Programs & Initiatives

Guided by our values, we aim to create extraordinary flow control solutions to make the world better for everyone. One of the ways we strive to make the world a better place is through our commitment to environmental, social and governance (ESG) issues, both in our own operations and in the operations of our suppliers and our customers who rely on our products to improve the world around us.

Our governance practices are consistent with our high standards of ethics, integrity and transparency in all our stakeholder relationships, including attracting and retaining world-class leadership talent by investing in their professional development and providing them with challenging and rewarding opportunities for personal growth, promoting high standards of corporate citizenship by protecting the health and safety of our employees, and working to safeguard the environment and communities where we do business. With executive-level participation and Board oversight of our programs and initiatives, ESG issues have top-down support and are a company-wide priority.

During 2021, in an effort to increase transparency for our stakeholders regarding our sustainability program, we published our 2020 ESG Report with the SASB Industrial Machinery and Goods Reporting Standard, the TCFD Reporting Format, and the GRI Reporting Index.

Sustainable Operations

Flowserve is committed to reducing our environmental footprint and delivering environmentally responsible solutions that help customers become more sustainable in the marketplace. For example, in furtherance of reducing our own environmental footprint, Flowserve has recently installed solar photovoltaic systems in three facilities with multiple other sustainability systems under consideration globally.

We support our customers sustainable operations by providing our customers with innovative and high-quality products, which reduce emissions, minimize leaks and enhance efficiency. For example, our customers have used our products across the world in the development of carbon capture technology, concentrated solar power projects and flare gas recovery.

In 2021, we continued to make progress toward our ambitious target to reduce carbon emission intensity by 40% by 2030, using 2015 as a baseline. Through our energy transition product offerings, we are also able to help our customers reduce their own carbon emissions. We were recently recognized by our customer with The Chemours Supplier Award, which recognizes suppliers that distinguish themselves through quality, innovation, and sustainability improvements.

With the publication of our 2020 ESG Report in 2021, we continued our practice of reporting in accordance with the SASB standard, in addition to adding TCFD and GRI-related disclosures, responses to the CDP Climate Change questionnaire, and a discussion of our alignment with the United Nations Sustainable Development Goals, all in an effort to further enhance the transparency of our ESG efforts and results.

For more information on our ESG programs and initiatives, please see our ESG Report accessible through our website at www.flowserve.com under the “ESG—Corporate Sustainability” caption, which is not incorporated by reference into this proxy statement. Statements regarding our ESG-related goals are not guarantees or promises that those goals will be met.

2022 PROXY STATEMENT      9

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Operational Excellence

Our people are at the heart of Flowserve and provide vital flow control products and services to keep the world running. Our TargetZero program unifies our goals and initiatives to further drive operational excellence and continuous improvement across Flowserve.

TargetZero focuses on increasing awareness and operational improvements in the areas of accidents, defects, delays, emissions and waste. It offers a comprehensive approach to enhance the impact of our safety, quality, supply chain and environmental efforts to deliver unmatched value to our customers and supplier partners. In 2021, our TargetZero safety program continued to be an industry leader in total recordable incident rates.

Integrity & Compliance

Flowserve’s compliance program focuses on five pillars: Culture, Speaking Up, Strategy, Accountability and Risk Management. These pillars guide us in enhancing our compliance program, so we continue our commitment to uphold the highest ethical standards.

We promote a culture of integrity with our associates through a variety of means, such as our Integrity Champions (associates selected from local sites who are empowered and responsible for raising integrity awareness and delivering training), Integrity Insiders (monthly communications that provide all associates with practical guidance on navigating ethical issues), and our annual global Integrity & Compliance Week (when we celebrate our culture of integrity and build associate engagement by featuring programming designed to highlight resources, raise awareness, and provide guidance on navigating ethical dilemmas).

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Diversity, Equity & Inclusion

Embracing differences is a core aspect of our People value at Flowserve. We seek to build a diverse and inclusive culture through our Diversity, Equity and Inclusion program.

Each year, we celebrate the diversity of our associate population by recognizing Pride Month, Black History Month, Asian Pacific Islander American Heritage Month, International Women’s Day, Veterans’ Day and more. During these months, associates participate in events both locally with team members where they work and live, as well as globally with feature speakers broadcast to our locations around the world. In addition, in 2021 management received education and training on unconscious bias and leading with inclusivity.

With these programs and educational opportunities, we hope to foster an employee culture that drives inclusion, combats bias and positively impacts our communities in and outside Flowserve.

Additionally, we have improved diversity across Flowserve from the board of directors and the executive leadership team to the general associate population. Through our efforts we were named among the top companies in Forbes’ “World’s Top Female Friendly Companies” rankings.

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Our Global Community Impact Program

Supporting our Community

Throughout our history and across the organization, our associates have donated their time, skills and efforts to charitable causes within their communities. Long before the creation of Flowserve’s purpose, values and behaviors, our people have demonstrated a natural desire to help those who are at-risk, less fortunate and victims of situations beyond their control. Flowserve supports our communities through monetary donations and also by providing our people with time off to volunteer for local organizations and causes that they care about.

In 2019, we formally launched our global community impact program, Flowserve Cares, which empowers associates to request company support for community programs and needs. Flowserve Cares incorporates monetary donations, in-kind contributions and volunteer opportunities to help make meaningful impacts in the communities where our associates and customers live and work. The programs selected for grants reflect a wide range of needs that align with Flowserve’s core support areas: at-risk youth, STEM programs and education, disaster recovery, and community issues.

Recently, Flowserve Cares teamed up with Social Impakt to deliver clean water filtration in Bali and ease financial hardships stemming from the COVID-19 pandemic. Providing ceramic water filters helped to improve access to clean drinking waters in rural communities. Additionally, Flowserve Cares partnered with the United Way to distribute thousands of relief supplies for COVID-19 across Coimbatore, Bangalore, and Chennai, India, all communities where Flowserve employees live and work.

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Engagement with Shareholders

Flowserve routinely engages with our shareholders to better understand their views, carefully considering the feedback we receive and taking action when appropriate. We review the results of the annual advisory vote on executive compensation in making determinations about the structure of Flowserve’s pay program, and whether any changes to the program should be considered.

In the fall of 2021, we proactively reached out to shareholders representing approximately 80% of our outstanding shares to offer them the opportunity to discuss our ESG program with our Chairman and members of management and to solicit feedback from our shareholders on our ESG and compensation practices. Three of those shareholders, representing approximately 22% of our outstanding shares, engaged with us and the feedback we received from those shareholders was positive and has been and continues to be carefully considered by management and the Board as we further develop our ESG strategy and compensation practices.

The COVID-19 pandemic continued to have a negative impact on our ability to meet with shareholders in person, as many industry conferences and other engagement opportunities during 2021 continued to be conducted virtually. However, this allowed members of management, including our CEO and CFO, to participate and present in more electronic investor conferences and meetings in 2021 than in the several years prior to the onset of the COVID-19 pandemic due to the absence of travel.

In total, our CEO or CFO participated in eight investor conferences during the year. We value the views and perspectives that our shareholders and the financial community provide us during these interactions, and we formally communicate the information and feedback that we obtain to the Board and its Committees on a regular basis.

CONTACT
Reaching out to shareholders and having year-round conversations
LISTEN
Obtaining feedback from shareholders, discussing and evaluating internally
RESPOND
Adopting and revising policies as appropriate

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PROPOSAL ONE:
ELECTION OF DIRECTORS

The Company’s Board currently consists of ten directors. Roger L. Fix is approaching the Board’s retirement age and is therefore not nominated for reelection at the Annual Meeting. The Board thanks Mr. Fix for his dedicated service to the Company, including his previous leadership as Independent Chairman.

All the director nominees listed below were previously elected by shareholders at the 2021 Annual Meeting. Upon Mr. Fix’s retirement at the Annual Meeting, the Board will reduce the number of directors to nine. Accordingly, the Board has nominated nine directors to serve a one-year term until the 2023 annual meeting of shareholders or until their successors have been elected and qualified. Biographical information for each nominee is provided below under the heading “Board of Directors—Biographical Information—Nominees to Serve an Annual Term Expiring at the 2023 Annual Meeting of Shareholders.”

Required Vote and Recommendation:

•

Our By-Laws mandate that each director be elected under a majority voting standard in uncontested elections. A majority voting standard requires that each director receive more votes “for” his or her election than votes “against” to be elected.

•

In an uncontested election, any incumbent nominee for director who does not receive an affirmative vote of a majority of the votes cast in favor of or against such nominee must promptly offer to resign. The resignation is reviewed by the Corporate Governance and Nominating (“CG&N”) Committee, who determines whether to accept or reject such resignation, giving due consideration to the best interests of the Company and its shareholders. Plurality voting will apply to contested elections.

The table below summarizes the key qualifications and areas of expertise that led our Board to nominate these individuals.

	Roberts	Rowe	Chand	Chandy	Delly	Friedery	Garrison	McMurray	Taylor
Manufacturing / Operations	●	●	●	●	●	●	●
Industry / Product Knowledge	●	●	●				●
Multinational Operations	●	●	●	●	●	●	●	●	●
Financial / Accounting	●		●	●	●			●	●
Product Innovation / R&D			●	●
Energy / Alternative Energy Markets	●	●	●	●		●	●	●	●
Supply Chain		●		●	●	●	●	●	●
HR / Talent Development	●	●		●	●		●	●	●
Mergers & Acquisitions		●		●	●	●	●	●	●
Corporate Strategy / Governance	●	●	●	●	●	●	●	●	●
Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

✔	The Board recommends that you vote “FOR” the election of all nominees to serve as directors.

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Board of Directors — Biographical Information

Nominees to Serve an Annual Term Expiring at the 2023 Annual Meeting of Shareholders

David E. Roberts
Independent Chair since: May 2021 Director since: Nov. 2011 Age: 61 Board Committees: • N/A Current Public Company Directorships: • None Past Public Company Directorships: • Penn West Exploration

Employment History

•

Gavilan Resources, LLC, a private company formed in partnership with Blackstone focused on oil and natural gas development and production opportunities in South Texas | Chief Executive Officer (2017 – retirement in 2020). Gavilan filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in May 2020.

•

Penn West Exploration, a Canadian oil and gas exploration and production company | President and CEO (2013 – 2016)

•

Marathon Oil Corporation, an independent upstream company with international operations in exploration and production, oil sands mining and integrated gas | Executive Vice President and Chief Operating Officer (2011 – 2012)

•

Marathon Oil Corporation | other key management positions, including Executive Vice President in charge of Marathon’s worldwide upstream operations and Senior Vice President of business development (2006 – 2011)

•

BG Group, an integrated natural gas company | various leadership roles (2003 – 2006)

•

Chevron Corporation | advisor to the Vice Chairman (2001 – 2003)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Roberts is well qualified to serve as a director due to his executive leadership experience, strong international operations background, business development experience and extensive knowledge of and experience in the energy industry. This provides Mr. Roberts with a unique insight into the Company’s operational challenges and opportunities and its end-markets and customer needs.

R. Scott Rowe
Director since: Apr. 2017 Age: 51 Board Committees: • N/A Current Public Company Directorships: • None Past Public Company Directorships: • None

Employment History

•

Flowserve Corporation | President, Chief Executive Officer (2017 — Present)

•

Cameron Group of Schlumberger Ltd., an oilfield services co. | President (2016 — 2017)

•

Cameron International Corporation, an oilfield services co. | President, Chief Executive Officer (2015 — 2016)

•

Cameron International Corporation | President, Chief Operating Officer (2014 — 2015)

•

OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive Officer (2014)

•

Subsea Systems, a division of Cameron | President (2012 — 2014)

•

Cameron International Corporation | President of the Engineered and Process Valves division (2010 — 2012)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Rowe is well qualified to serve as a director due to his position as the Company’s President and Chief Executive Officer, which enables him to provide the Board with intimate knowledge of the Company’s day-to-day operations.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

2022 PROXY STATEMENT      15

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Sujeet Chand
Director since: Dec. 2019 Age: 64 Board Committees: • Audit • Finance & Risk Current Public Company Directorships: • Proto Labs, Inc. • Veeco Instruments Inc. Past Public Company Directorships: • None

Employment History

•

Rockwell Automation, Inc., industrial automation manufacturer | Senior Vice President and Chief Technology Officer (2005 – retirement in 2021)

•

Rockwell Automation, Inc. | Other senior leadership roles (2001 – 2005)

•

XAP Corporation, an education technology company | Chief Operating Officer (2000 – 2001)

•

Rockwell Scientific Company, a subsidiary of Rockwell International | Head of research and development (1988 – 2000)

  Other Current Public Company Directorships

•

Proto Labs, Inc., global digital manufacturer | Director (2017 – Present)

•

Veeco Instruments Inc., manufacturer of semiconductor process equipment | Director (2021 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Chand is well qualified to serve as a director due to his technology and innovation experience as well as his electrical engineering background. Additionally, Mr. Chand has valuable multinational executive leadership and manufacturing experience from Rockwell Automation and XAP Corporation.

Ruby R. Chandy

Director since:

May 2017

Age: 60

Board Committees:

•   Finance & Risk — Chair

•   Corporate Governance & Nominating

Current Public Company Directorships:

•   DuPont de Nemours, Inc.

•   Thermo Fisher Scientific Inc.

Past Public Company Directorships:

•   IDEX Corporation

•   AMETEK, Inc.

Employment History

•

Pall Corporation, a leading supplier of filtration, separation, and purification technologies | President of the Industrial Division (2012 – retirement in 2015)

•

The Dow Chemical Company, a multinational chemical corporation | Managing Director, Vice President of Dow Plastics Additives unit (2011 – 2012)

  Other Current Public Company Directorships

•

Thermo Fisher Scientific Inc., a multinational science and technology corporation | Director (2022 – Present)

•

DuPont de Nemours, Inc., a multinational chemical corporation | Director (2019 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Chandy is well qualified to serve as a director due to her executive management experience, marketing and strategy skills, relevant experience in industrial companies, extensive engineering and management education, broad international business and financial experience and enterprise risk oversight experience.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

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Gayla J. Delly

Director since:

Jan. 2008

Age: 62

Board Committees:

•   Organization & Compensation

•   Corporate Governance & Nominating

Current Public Company Directorships:

•   National Instruments, Inc.

•   Broadcom Inc.

Past Public Company Directorships:

•   Power One, Inc.

Employment History

•

Benchmark Electronics Inc., a contract provider of manufacturing, design, engineering, test and distribution to computer, medical device, telecommunications equipment and industrial control manufacturers | President and Chief Executive Officer (2012 – retirement in 2016)

•

Benchmark Electronics Inc. | President (2006 – 2011)

•

Benchmark Electronics Inc. | Vice President and Chief Financial Officer (2001 – 2006)

•

Benchmark Electronics Inc. | Corporate Controller and Treasurer (1995 – 2001)

•

Ms. Delly is a certified public accountant.

  Other Current Public Company Directorships

•

National Instruments, Inc., a leader in software-defined automated test and automated measurement systems | Director (2020 – Present)

•

Broadcom Inc., a designer, developer and global supplier of semiconductor devices | Director (2017 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Delly is well qualified to serve as a director due to her international manufacturing experience, with a specific focus on engineering and technology in emerging markets, including Asia and Latin America, which provides valuable insight into the Company’s operations and assists in identifying product portfolio opportunities. In addition to her board experience, Ms. Delly has valuable executive leadership experience and financial expertise gained from her time with Benchmark Electronics Inc.

John R. Friedery
Director since: Aug. 2007 Age: 65 Board Committees: • Corporate Governance & Nominating — Chair • Finance & Risk Current Public Company Directorships: • None Past Public Company Directorships: • None

Employment History

•

Since 2010, Mr. Friedery has provided strategic and management consulting services to the packaging and other manufacturing industries.

•

Ball Corporation, a provider of metal and plastic packaging for beverages, foods and household products, and of aerospace and other technologies services | Senior Vice President; President, Metal Beverage Packaging, Americas and Asia (2008 – 2010)

•

Ball Corporation | Chief Operating Officer, Packaging Products Americas (2004 – 2007)

•

Ball Corporation | President, Metal Beverage Container operations (2000 – 2004)

•

Ball Corporation | Other senior leadership roles (1988 – 2000)

•

Dresser/Atlas Well Services | Field operations (prior to 1988)

•

Nondorf Oil and Gas | In operations, exploration and production (prior to 1988)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Friedery is well qualified to serve as a director due to his extensive operational experience with an international industrial manufacturing focus, which provides a global business perspective and a deep understanding of the Company’s industry, end-markets and strategic focus. Mr. Friedery also has experience with renewables and sustainability expertise gained from his service with Ball Corporation.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

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John L. Garrison

Director since:

Oct. 2018

Age: 61

Board Committees:

•   Organization & Compensation—Chair

•   Corporate Governance & Nominating

Current Public Company Directorships:

•   Terex Corporation

Past Public Company Directorships:

•   Azurix Corporation

Employment History

•

Terex Corporation, a worldwide manufacturer of lifting and material handling solutions | President and Chief Executive Officer (2015 – Present)

•

Bell Helicopter, a segment of Textron, Inc., and an aerospace manufacturer | President and Chief Executive Officer (2009 – 2015)

  Other Current Public Company Directorships

•

Terex Corporation | Chairman of the Board (2018 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Garrison is well qualified to serve as a director due to his strong manufacturing, international operations and leadership experience gained through his various executive and board leadership roles, which provides him with unique insights into the current climate the Company faces as a manufacturer with a large international footprint.

Michael C. McMurray
Director since: Oct. 2018 Age: 57 Board Committees: • Audit—Chair • Organization & Compensation Current Public Company Directorships: • None Past Public Company Directorships: • None

Employment History

•

LyondellBasell, a global plastics, chemicals and refining company | Executive Vice President and Chief Financial Officer (2019 – Present)

•

Owens Corning, a global manufacturer of insulation, roofing and fiberglass composites | Senior Vice President and Chief Financial Officer (2012 – 2019)

•

Owens Corning | Vice President and Finance Leader of Owens Corning’s Building Materials Group (2011 – 2012)

•

Owens Corning | Vice President, Investor Relations and Treasurer (2008 – 2011)

•

Royal Dutch Shell | various leadership roles (1987 – 2008)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. McMurray is well qualified to serve as a director due to his extensive knowledge of global industrial manufacturing, the Company’s end markets and the financial markets, which provides valuable insight into the strategic decisions to capitalize on the Company’s growth opportunities. Additionally, Mr. McMurray has valuable multinational executive leadership and financial expertise at LyondellBasell, Owens Corning, and Royal Dutch Shell.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

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Carlyn R. Taylor
Director since: Aug. 2020 Age: 53 Board Committees: • Audit • Finance & Risk Current Public Company Directorships: • None Past Public Company Directorships: • None

Employment History

•

FTI Consulting, Inc., a global business advisory firm | Corporate Finance Global Co-Leader and global leader of Business Transformations and Transactions practice (2016 – present)

•

FTI Capital Advisors, an investment banking subsidiary of FTI Consulting | Chairperson (2017 – present)

•

FTI Consulting, Inc. | various roles of increasing responsibility (2002 – 2016)

•

PwC, a global accounting firm | various roles, including partner, senior manager and staff consultant (1990 – 2002)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Taylor is well qualified to serve as a director due to her extensive background in corporate strategy, finance and accounting, most notably leveraging her expertise in capital allocation strategies and capital markets to help businesses spearhead transformative initiatives, as well as her experience serving on the board of directors of various privately-owned startups.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

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THE BOARD AND COMMITTEES

Role of the Board; Corporate Governance Matters

The Board oversees the CEO and other senior management in the competent and ethical operation of the Company on a day-to-day basis and to help confirm that our shareholders’ best interests are served. In its efforts to satisfy this duty, our Board has adopted Corporate Governance Guidelines (“Guidelines”). Our Guidelines, as well as other corporate governance documents, such as the Company’s Code of Conduct for employees and directors and an additional Code of Ethics for directors, are available on the Company’s website at ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption. The table below highlights some of the Company’s investor friendly governance practices.

Director Elections	Board Operations	Shareholder Rights
✓ Annual elections for full Board by majority vote (in uncontested elections) ✓ Resignation policy if a majority vote is not received (in uncontested elections) ✓ Director retirement age policy of 72	✓ Stock ownership requirements for directors (5x annual cash retainer) ✓ Independent board chair ✓ Annual Board and Committee evaluations ✓ Board committees composed of 100% independent directors	✓ Right to call a special meeting ✓ Right to act by written consent ✓ Proxy access right ✓ No poison pill ✓ Annual “Say on Pay” vote ✓ No supermajority voting requirements

The Board, through the CG&N Committee, regularly reviews developments in corporate governance and best practices and modifies the Guidelines, committee charters and key practices as necessary. For example, given the increasing importance of ESG matters to our long-term strategy and to our shareholders, we recently amended the charter of the CG&N Committee to specifically provide for oversight over our ESG programs and initiatives.

The Board also works with management to develop the Company’s long-term strategy. The Board dedicates one full meeting per year solely to our long-term strategy, in which the Board receives updates from management and discusses the progress made, challenges encountered and future plans to continue implementing our strategic priorities. At each quarterly meeting of the Board, management also provides additional updates on our strategic priorities based on particular focus areas, including our business platforms, culture and organizational health, regulatory and legal risk, operations, and climate change and sustainability.

Our approximately 16,000 associates around the globe are a critical component of our ability to execute on our strategy. Accordingly, the Board continually monitors and assesses our human capital management, principally in the areas of workplace health and safety, employee engagement, compensation and benefits and training, development and ethics. Each year, our associates complete an annual ethics training on our Code of Conduct and participate in “Integrity & Compliance Week” and “Safety Week” to help further emphasize the ongoing training that our associates receive. We also conduct annual employee engagement surveys to solicit feedback and input directly from our associates and, based on the results of our surveys, management and the Board work together to create additional action plans as appropriate.

Board Operations

Board Leadership Structure

We have separated the positions of Chairman of the Board and CEO since 2005. David E. Roberts, who succeeded Roger L. Fix as the Company’s Non-Executive Chairman of the Board in May 2021, presides over the meetings of the Board, including executive sessions of the Board where only non-employee directors are present. Among the wide range of other duties as Chairman of the Board, he reviews and approves the agendas for Board meetings, presides over meetings and executive sessions of the Board of Directors, briefs the CEO on issues and concerns arising in the executive sessions of the Board, facilitates communication between the independent directors and management, coordinates periodic Board input and review of management’s strategic plan for the Community, and leads the Board’s review of the succession plan for the CEO and other key executives. He also serves as an alternate member for all Board committees, and strives to attend as many committee meetings as possible. More information on what is expected of our Non-Executive Chairman can be found on the investor relations portion of our website at

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ir.flowserve.com under the heading “Investors—Corporate Governance—Documents & Charters—Role and Responsibilities of Non-Executive Chairman of the Board.”

We believe that separating the positions of Chairman of the Board and CEO is appropriate for the Company at this time because it places an independent director in a position of leadership on the Board and allows the Chairman to focus on oversight of corporate governance matters, while enabling our CEO to focus on leading the Company and managing the business on a day-to-day basis. We believe this independent leadership and the Non-Executive Chairman’s authority to call meetings of the non-employee directors adds value to our shareholders by facilitating a more efficient exercise of the Board’s fiduciary duties and best enables the Board to effectively manage our businesses, risks, opportunities and affairs in the best interests of our shareholders.

We also believe the Non-Executive Chairman further enhances independent oversight by being responsible for establishing the Board’s annual schedule and collaborating with the CEO on the agendas for all Board meetings. The separation of Chairman and CEO also allows the Non-Executive Chairman to provide support and advice to the CEO, reinforcing the reporting relationship and accountability of the CEO to the Board. In addition, each of the members of the Board actively participate in overseeing management including by actively participating in each Board and Committee meeting held throughout the year.

Risk Oversight

The Board and its Committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board. The Board and its Committees oversee senior management’s policies and procedures in assessing and addressing risk areas that fall within the scope of the Board’s and the Committees’ respective areas of oversight responsibility, as further detailed in the Board Committees section below. The Board and management frequently discuss the long-term strategy of the Company. The Board is regularly informed through Committee reports of each Committee’s activities in overseeing risk management.

Meeting Attendance

Board meetings

There were nine meetings of the Board during the year ended December 31, 2021. Executive sessions of non-employee directors are normally held at each regular Board meeting and are presided over by our independent Chairman of the Board, or, in the Chairman’s absence, by the Chairman of the CG&N Committee. During the year ended December 31, 2021, each Director nominee attended 100% of the total number of meetings of the Board and at least 86% of the total number of meetings of the Board committees on which he or she served while he or she has been a director or committee member.

Shareholder meetings

Board members are expected to attend the Company’s Annual Meetings of shareholders. All ten directors then-serving were in attendance at the Company’s 2021 Annual Meeting.

Communicating with the Board

Shareholders and other interested parties may communicate with the Board directly by writing to: Non-Executive Chairman of the Board, c/o Flowserve’s Corporate Secretary, Flowserve Corporation, 5215 N. O’Connor Blvd., Suite 700, Irving, Texas 75039. These communications are reviewed by the Corporate Secretary to determine whether it is appropriate for presentation to the Board or such director. The purpose of this screening is to avoid having the Board consider irrelevant or inappropriate communications (such as advertisements, solicitations, and product inquiries). All relevant communications are then delivered to our Chairman.

Board Composition

What We Look For in Directors

The identification and evaluation of director candidates begins with the Guidelines, which establish the criteria for Board membership. As a starting point under the Guidelines, all prospective Board members must, for example, adhere to the

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highest standards of integrity and ethics, exercise diligent and constructive oversight of the Company’s business, risk profile and strategy, demonstrate relevant and successful career experience, display a global business perspective, and possess the time to responsibly perform all director duties and effectively represent the interests of the shareholders. In addition, we believe that Board members should have varied professional expertise in areas relevant to the Company. In this regard, our director nominees bring a wide array of qualifications, skills and attributes to our Board that support its oversight role on behalf of the shareholders. The table on page 14 summarizes the key qualifications and areas of experience that led our Board to nominate these individuals.

The Guidelines further articulate the Board’s firm belief that the Board’s members should also have a diversity of backgrounds, which we view holistically. In evaluating diversity of backgrounds, the Board considers individual qualities and attributes, such as educational background, professional skills, business experience and cultural viewpoint, as well as more categorical diversity metrics, such as race, age, gender and nationality. This consideration is implemented through the selection process for director nominees, and the Board assesses its effectiveness in promoting diversity through an annual self-assessment process that solicits feedback concerning the appropriateness of the Board’s diversity, among other critical performance factors.

The Board also perodically reviews the tenure of each Board member, at least on an annual basis. We strive to maintain an appropriate balance of age and tenure on the Board with a mix of directors who have a long and deep understanding of our business and directors who bring new and fresh skills, perspectives and experience to the Board. In line with this philosophy, since 2017 we have added five new directors to our Board.

Director Recruitment Process

The CG&N Committee considers various potential director candidates who may come to the attention of the CG&N Committee through current Board members, professional search firms, shareholders or other persons. The CG&N Committee generally retains a national executive-recruiting firm to research, screen and contact potential candidates regarding their interest in serving on the Board, although the CG&N Committee may also use less formal recruiting methods. All identified candidates, including shareholder-recommended candidates, are evaluated by the CG&N Committee using the same methods and criteria, although those methods and criteria may vary from time to time depending on the CG&N Committee’s assessment of the Company’s needs and current situation.

Director Evaluation Process

We believe that a robust Board evaluation and feedback process helps to promote the effectiveness of our Board and Committees and encourages our Board members, individually and collectively, to continually improve in their roles and responsibilities. Our Board evaluation process is led by an independent member of the Board, the Chair of the CG&N Committee, who engages independent external advisors each year to assist in compiling the results of the evaluations submitted by the members of the Board and to provide additional perspective on effectively responding to the evaluations and feedback received.

Our annual evaluation process typically begins with a self-assessment in which each independent member of the Board provides a performance rating for a series of questions in several key categories, including the structure, process and resources of the Board, effectiveness of the Committees of the Board, and management of the Company. Each independent member of the Board is also required to complete a peer evaluation of each other independent member of the Board (other than the Chairman, who is evaluated separately).

Alternatively, for 2021, the Chair of the CG&N Committee engaged a third-party consulting service to provide training to the Board on board best practices as well as to conduct the Board’s self-evaluation and peer evaluation process for 2021. With facilitation from the third-party consultant, the Board engaged in a robust process consisting of self- and peer evaluations, interviews on strengths and weaknesses of the Board, its committees, and its and their members, and workshops and training on board development, best practices, and behaviors.

Each member of the Board is also required to complete a Chairman evaluation to provide feedback on the performance and contributions of the Chairman of the Board. The Chairman evaluation requires each member of the Board to rate the Chairman’s performance in a dozen key areas and also provides an opportunity to provide open feedback on the performance of the Chairman of the Board.

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Each member of the Board is also required to complete an evaluation of our Chief Executive Officer’s performance. While our Chief Executive Officer is a member of the Board, his evaluation is focused on his performance as a member of management and not as a member of the Board.

Once the Chairman and Chief Executive Officer evaluations were complete for 2021, the results were compiled by an independent external advisor, anonymized, and provided to the CG&N Chair, who then discussed the results of the process with the CG&N Committee, and the full Board, at their February meeting and were considered by the CG&N Committee and the Board when setting CEO compensation and engaging in director development, strategy, and governance.

Director Independence

The Guidelines make clear that all members of the Board (other than our CEO) should be independent under the New York Stock Exchange (“NYSE”) listing standards, as well as under the independence standards further established by the Board within the Guidelines. To be “independent” a director must have no material relationship (whether commercial, industrial, banking, consulting, accounting, legal, charitable or familial, excluding their present directorship) with the Company or any of its consolidated subsidiaries, either director, or as a partner, shareholder or officer of an organization that has a relationship with the Company.

Under these standards, the Board has determined that each of David E. Roberts, Sujeet Chand, Ruby R. Chandy, Gayla J. Delly, John R. Friedery, John L. Garrison, Michael C. McMurray, and Carlyn R. Taylor (all of our current directors other than R. Scott Rowe, the Company’s President and Chief Executive Officer) meet the independence standards set forth in the NYSE corporate governance listing standards. In addition, the Board determined that Roger L. Fix, who was not nominated for reelection due to the proximity to his retirement, met the independence standards set forth in the NYSE corporate governance listing standards during his service on the Board since the Company’s last Annual Meeting.

How Shareholders Can Recommend a Candidate

A shareholder desiring to recommend a candidate for election to the Board should submit a written notice, as required by the Company’s By-Laws, including the candidate’s name and qualifications, to our Corporate Secretary, who will refer the recommendation to the CG&N Committee. The CG&N Committee may require any shareholder-recommended candidate to furnish such other information as may reasonably be required to determine the eligibility of such recommended candidate or to assist in evaluating the recommended candidate, including a Director and Officer Questionnaire.

Under the proxy access provisions of our By-Laws, eligible shareholders and/or shareholder groups also are permitted to include shareholder-nominated director candidates in our proxy materials. Additional details about the requirements for including shareholder-nominated director candidates in our proxy materials are set forth under “General Voting and Meeting Information—Shareholder Proposals and Nominations” below.

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Board Committees

The Board maintains an Audit Committee, a Finance and Risk Committee (“F&R Committee”), a Corporate Governance and Nominating Committee, and an Organization and Compensation Committee (“O&C Committee”). Only independent directors are eligible to serve on Board committees. Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities and is governed by a written charter, which is available on the investor relations portion of the Company’s website at ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption.

Audit Committee	Primary Oversight Responsibilities
Committee Chair: Michael C. McMurray(1) Members(2): Sujeet Chand(3) Roger L. Fix(4) Carlyn R. Taylor(5) 7 Meetings in 2021
•

Oversee financial reporting process, including the integrity of Company financial statements and compliance with legal and regulatory requirements

•

Oversee financial performance and reporting, the Company’s independent auditor and internal audit function, and regulatory activities

•

Oversee the Company’s integrity and compliance program

•

Review and discuss the process of Board and Board committees oversight of senior management’s risk management responsibilities

•

Appoint independent auditor

•

Prepares Audit Committee report for this proxy statement

The Board has determined that all members of the Audit Committee meet the applicable independence standards under the SEC rules and NYSE listing standards, and that all members are financially literate within the meaning of the NYSE listing standards.

(1)

The Board has determined that Mr. McMurray qualifies as an audit committee financial expert under the SEC rules.

(2)

John R. Friedery served on the Audit Committee until August 9, 2021.

(3)

The Board has determined that Mr. Chand qualifies as an audit committee financial expert under the SEC rules.

(4)

Mr. Fix joined the Audit Committee effective as of August 10, 2021, and will serve on the Audit Committee until his retirement at the Annual Meeting.

(5)

The Board has determined that Ms. Taylor qualifies as an audit committee financial expert under the SEC rules.

Finance & Risk Committee	Primary Oversight Responsibilities
Committee Chair: Ruby R. Chandy Members(1): Sujeet Chand John R. Friedery(2) Carlyn R. Taylor(3) 5 Meetings in 2021
•

Oversee corporate capital structure and budgets and recommend approval of major capital projects, corporate development, and large sales orders

•

Review effectiveness of the Company’s IT infrastructure and cybersecurity programs and its practices for identifying and mitigating technology risks with Chief Information Officer at least twice per year

•

Review the Company’s enterprise risk management, including emerging risks

•

Review financial plans, liquidity, credit, key financial risks, treasury risk, and related matters

The Board has determined that all members of the F&R Committee meet the independence standards under the NYSE listing standards.

(1)

Michael C. McMurray and David E. Roberts served on the Finance & Risk Committee until May 20, 2021.

(2)

Mr. Friedery joined the Finance & Risk Committee effective as of May 20, 2021.

(3)

Ms. Taylor joined the Finance & Risk Committee effective as of May 20, 2021.

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Corporate Governance & Nominating Committee	Primary Oversight Responsibilities
Committee Chair: John R. Friedery Members(1): Ruby R. Chandy(2) Gayla J. Delly John L. Garrison 4 Meetings in 2021
•

Recommend to the Board nominees for Chairman of the Board, President and Chief Executive Officer

•

Determine Board organization

•

Review director compensation recommendations for consideration by the Board

•

Review and recommend director nominees

•

Manage risks associated with Board independence and potential conflicts of interest

•

Establish corporate governance principles and procedures, including overseeing the Company’s Code of Conduct

•

Prepare effective CEO and Board succession planning

•

Evaluate CEO performance

•

Oversee Board and committee self-assessment process

•

Oversight of ESG and related activities

The Board has determined that all members of the CG&N Committee meet the independence standards under the NYSE listing standards.

(1)

Carlyn R. Taylor served on the CG&N Committee until May 20, 2021.

(2)

Ms. Chandy joined the CG&N Committee effective as of May 20, 2021.

Organization & Compensation Committee	Primary Oversight Responsibilities
Committee Chair(1): John L. Garrison(2) Members(3): Gayla J. Delly Roger L. Fix(4) Michael C. McMurray(5) 4 Meetings in 2021
•

Set compensation philosophy

•

Oversee risk management related to executive compensation plans and succession planning

•

Prepare the Compensation Committee Report included in this proxy statement

•

Approve executive officer compensation including incentives and other benefits

•

Retain and evaluate the advice of the independent compensation consultant, F.W. Cook, in adherence to the philosophies and principles stated under “Executive Compensation—Compensation Discussion and Analysis”

The Board has determined that all members of the O&C Committee meet the applicable independence standards under the SEC rules and NYSE listing standards.

(1)

David E. Roberts served as chair of the O&C Committee until May 20, 2021.

(2)

Mr. Garrison served on the O&C Committee for all of 2021 but was appointed as chair of the O&C Committee effective as of May 20, 2021, when Mr. Roberts left the O&C Committee.

(3)

Ruby R. Chandy served on the O&C Committee until May 20, 2021.

(4)

Mr. Fix joined the O&C Committee effective as of May 20, 2021, and will serve on the O&C Committee until his retirement at the Annual Meeting.

(5)

Mr. McMurray joined the O&C Committee effective as of May 20, 2021.

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Oversight of the Executive Compensation Program

Our executive compensation program is administered by the O&C Committee. Consistent with the NYSE corporate governance listing standards, the O&C Committee is composed entirely of independent, non-employee members of the Board. In addition, the Non-Executive Chairman of the Board generally attends the meetings of the O&C Committee.

As reflected in its charter, the O&C Committee has overall responsibility for setting the compensation for our CEO, which is approved by the full Board, and for approving the compensation of our other executive officers, including the other Named Executive Officers. The O&C Committee is also charged with overseeing the organizational design of the Company, including the development and retention of management.

The O&C Committee is also responsible for reviewing the management succession plan and for recommending changes in director compensation to the CG&N Committee and to the Board. On matters pertaining to director compensation, the O&C Committee also receives data and advice from F.W. Cook. The O&C Committee periodically reviews the organizational design, management development plans and managerial capabilities of the Company. The O&C Committee also prepares and issues the Organization and Compensation Committee Report included in this proxy statement.

The O&C Committee’s process of reviewing the executive compensation program and setting compensation levels for our Named Executive Officers involves several components. During the first quarter of each year, the O&C Committee reviews each Named Executive Officer’s total compensation. The O&C Committee members also meet regularly with the Named Executive Officers at various times during the year, both formally within Board meetings and informally outside of Board meetings, which allows the O&C Committee to assess directly each Named Executive Officer’s performance. The O&C Committee also solicits input from all non-employee members of the Board as to the CEO’s performance during the year.

The O&C Committee generally considers the results of the CG&N Committee’s process for reviewing the CEO’s performance with all independent Board members. The CG&N Committee’s process includes the independent Board members individually and collectively presenting their assessment of the CEO’s performance, as well as the CEO presenting his self-assessment of his performance. The O&C Committee uses these results when determining the CEO’s recommended compensation, which is subject to the independent Board members’ approval.

In addition, the CEO annually presents an evaluation of each other Named Executive Officer’s performance to the O&C Committee, which includes a review of each officer’s contributions over the past year, and his or her strengths, weaknesses, development plans and succession potential. The CEO also presents compensation recommendations for each Named Executive Officer for the O&C Committee’s consideration. Following this presentation and a benchmarking review for pay, the O&C Committee makes its own assessments and formulates compensation amounts for each Named Executive Officer with respect to each of the elements in the Company’s executive compensation program as described below.

Independent Compensation Consultant

The O&C Committee has the authority to retain outside advisors as it deems appropriate. The O&C Committee has engaged F.W. Cook as its compensation consultant to provide advice and information. F.W. Cook has assisted and advised the O&C Committee on all aspects of our executive compensation program, and they provide no other services to the Company. The services they provide include:

•

providing and analyzing competitive market compensation data;

•

analyzing the effectiveness of executive compensation programs and making recommendations, as appropriate;

•

analyzing the appropriateness of the performance peer group (PPG) and compensation peer group (CPG); and

•

evaluating how well our compensation programs adhere to the philosophies and principles stated below under “Compensation Discussion & Analysis—Compensation Program Philosophy and Principles.”

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Director Compensation

2021 Director Compensation Program

Program Overview

Our director compensation program is established by the Board after review of data prepared by the O&C Committee’s independent consultant regarding competitive director compensation levels for peer companies and the Company’s compensation peer group, which is discussed under “Executive Compensation.” In 2021, our non-employee director compensation program consisted of the following:

Component	Annual Amounts ($)	Form of Payment
Retainer	$85,000	Cash
Non-Executive Chairman retainer	$125,000	Cash
Committee service fee (per committee)	$7,500	Cash
Committee Chairman fee
Audit Committee	$20,000	Cash
O&C Committee	$15,000	Cash
F&R Committee	$10,000	Cash
CG&N Committee	$10,000	Cash
Equity grant target value	$150,000	Restricted Shares

Additionally, non-employee directors are also eligible to receive special additional compensation when performing certain special services. The Board has set a compensatory rate of $3,500 per day for such services, though no compensation was paid for this purpose in 2021.

Compensation Deferral

Directors may elect to defer all or a portion of their annual cash and equity compensation. The annual cash compensation may be deferred in the form of cash or in phantom shares, which reflect an equivalent value of Company common stock. Compensation deferred in the form of cash accrues interest at rates that do not exceed market rates or constitute preferential earnings. If a director elects to defer cash compensation in the form of phantom shares, the director receives a 15% premium on the amount deferred.

Equity Compensation

The equity portion of non-employee director compensation is granted on the date of the Annual Meeting of shareholders in the form of restricted stock. The restricted shares have voting rights and fully vest after the earliest of one year from the date of grant, the termination of the director’s service due to death or disability or a change in control.

In May 2021, after several years of no increases in compensation, the Board approved a change to their equity compensation for 2021 by increasing the size of the annual equity grant from $125,000 to $150,000 in order to bring total director compensation more in line with the market median.

Stock Ownership Guidelines

Under our stock ownership guidelines, all non-employee directors must own shares of Company common stock with a value of at least five times his or her annual cash retainer (currently $425,000) by his or her fifth anniversary of Board service. If the stock ownership requirement is not met, the director will receive all future Board compensation in the form of Company common stock until the requirement is satisfied. For 2021, all non-employee directors met their stock ownership requirements.

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The following table sets forth our non-employee director compensation for 2021. Mr. Rowe did not receive any compensation for his service as a director. His compensation is set forth below under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Total ($)
Sujeet Chand	100,000		149,972	249,972
Ruby R. Chandy	113,300	(3)	149,972	263,272
Gayla J. Delly	100,000		149,972	249,972
Roger L. Fix	148,420	(4)	149,972	298,392
John R. Friedery	110,000		149,972	259,972
John L. Garrison	123,625	(3)(5)	149,972	273,597
Michael C. McMurray	120,000		149,972	269,972
David E. Roberts	184,079	(6)	149,972	334,051
Carlyn R. Taylor	115,000	(3)	149,972	274,972
(1)

Eligible directors received an annual equity grant of 3,587 shares of restricted common stock on May 20, 2021, the date of the Company’s 2021 Annual Meeting of Shareholders. The amounts shown in this column reflect the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, “Compensation—Stock Compensation”, and are calculated using a price per share of $41.81, the closing market price of the Company’s common stock as reported by the NYSE on the date of grant. Assumptions used in the valuations are discussed in Note 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2021, in the Annual Report on Form 10-K filed on February 23, 2022.

(2)

The non-employee directors elected at the 2021 Annual Meeting of shareholders each had 3,587 shares of restricted common stock outstanding at December 31, 2021; all other shares held are vested.

(3)

Amount reported includes a 15% premium to actual fees due to the director’s election to defer all or a portion of cash retainer payments in the form of phantom shares under the Company’s director stock deferral plan.

(4)

Mr. Fix served as Non-Executive Chairman of the Board through our 2021 Annual Meeting on May 20, 2021, and was paid a pro-rated portion of the $125,000 cash retainer for services as Non-Executive Chairman of the Board.

(5)

Mr. Garrison was appointed as chair of the O&C Committee effective at our 2021 Annual Meeting on May 20, 2021, and was, therefore, paid the committee chair fee for the third and fourth quarters of 2021.

(6)

Mr. Roberts was appointed as Independent Chairman of the Board effective at our 2021 Annual Meeting on May 20, 2021, and was paid a pro-rated portion of the Chairman cash retainer from that date through end of the 2021.

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EXECUTIVE OFFICERS

R. Scott Rowe
President, CEO and Director since: April 2017 Age: 51
•

Flowserve Corporation | President, Chief Executive Officer, Director (2017 – Present)

•

Cameron Group of Schlumberger Ltd, an oilfield services company | President (2016 – 2017)

•

Cameron International Corporation, an oilfield services company | President, Chief Executive Officer (2015 – 2016)

•

Cameron International Corporation | President, Chief Operating Officer (2014 – 2015)

•

OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive Officer (2014 – 2014)

•

Subsea Systems, a division of Cameron | President (2012 – 2014)

•

Cameron International Corporation | President of the Engineered and Process Valves division (2010 – 2012)

Elizabeth L. Burger
SVP, CHRO since: April 2018 Age: 51
•

Flowserve Corporation | Senior Vice President and Chief Human Resources Officer (2018 – Present)

•

HanesBrands, Inc., a global manufacturer and marketer of everyday basic apparel | Chief Human Resources Officer (2013 – 2017)

•

Monsanto Company, a global provider of technology solutions and agricultural products | Senior Vice President, Global Business Operations (2007 – 2013)

•

Monsanto Company | Vice President, Corporate HR (2006 – 2007)

•

Monsanto Company | Vice President, Compensation (2005 – 2006)

•

Monsanto Company | Various leadership roles (1995 – 2005)

Lamar L. Duhon
President, AMSS since: January 2022 Age: 51
•

Flowserve Corporation | President, Aftermarket Services & Solutions (2022 – Present)

•

Halliburton Company, an energy products and service provider | Vice President, Sperry Drilling (2016 – 2021)

•

Halliburton Company | Vice President, Cementing (2015 – 2016)

•

Halliburton Company | Vice President, Shell Global Account (2013 – 2015)

•

Halliburton Company | Vice President, Business Development – Asia Pacific (2012 – 2013)

•

Halliburton Company | Regional Sales Manager, Gulf of Mexico (2010 – 2012)

•

Baker Hughes, Inc., a multinational oilfield services company | Various leadership roles of increasing responsibility (1995 – 2010)

•

United States Marine Corps | Sergeant (E-5) (1988 – 1994)

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Keith E. Gillespie
SVP, CSO since: October 2016 Age: 56
•

Flowserve Corporation | Senior Vice President and Chief Sales Officer (2016 – Present)

•

Flowserve Corporation | Chief Strategy Officer (2015 – 2016)

•

AlixPartners, LLP, a consulting company focused on operational turnarounds | Managing Director (2002 – 2015)

•

i2 Technologies, a high-tech consulting practice | Vice President (1999 – 2001)

•

Ten Fold Corporation, a software and services company | Senior Vice President (1999 – 2001)

•

McKinsey & Company, a global consulting company focused on change management | Senior Engagement Manager (1992 – 1997)

Lanesha T. Minnix
SVP, CLO since: June 2018 Age: 47
•

Flowserve Corporation | Senior Vice President and Chief Legal Officer (2018 – Present)

•

BMC Stock Holdings, Inc., a leading provider of diversified building products and services | Senior Vice President and General Counsel (2017 – 2018)

•

ABM Industries Incorporated, a Fortune 500 facility solutions company | Vice President, Deputy General Counsel and Chief Compliance Officer (2012 – 2017)

•

Shell Oil Company, a multinational oil & gas company | Senior Legal Counsel (2007 – 2012)

•

Sprint Nextel, a global telecommunications company | Corporate Counsel (2004 – 2007)

•

K&L Gates LLP, a global law firm | Corporate Associate (2000 – 2004)

Tamara M. Morytko
President, FPD since: September 2020 Age: 51
•

Flowserve Corporation | President, Flowserve Pumps Division (2020 – Present)

•

Norsk Titanium, a manufacturer of advanced titanium components | Chief Operating Officer (2018 – 2020)

•

Operations and Supply Chain Consultant | (2017 – 2018)

•

Baker Hughes, a multinational oilfield services company | President, Asia Pacific Region (2016 – 2017)

•

Baker Hughes | Vice President, North America Region (2013 – 2016)

•

Baker Hughes | Vice President, Global Supply Chain (2010 – 2013)

•

Pratt & Whitney, a global aircraft engine manufacturer | various roles of increasing responsibility (1996 – 2010)

•

Arthur Andersen LLP, a global accounting firm | Senior Auditor (1992 – 1996)

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Amy Schwetz
SVP, CFO since: February 2020 Age: 47
•

Flowserve Corporation | Senior Vice President and Chief Financial Officer (2020 – Present)

•

Peabody Energy, a global pure-play coal company serving power and steel customers | Executive Vice President and Chief Financial Officer (2015 – 2020). Peabody filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in April 2016.

•

Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Australia (2013 – 2015)

•

Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Americas (2012 – 2013)

•

Peabody Energy, Inc. | Vice President, Investor Relations (2011 – 2012)

•

Peabody Energy, Inc. | Vice President, Capital and Financial Planning (2009 – 2011)

•

Peabody Energy, Inc. | Various senior leadership roles (2005 – 2009)

•

Ernst & Young LLP, a global accounting firm | Audit Manager (1997 – 2005)

Scott K. Vopni
VP, CAO since: June 2020 Age: 53
•

Flowserve Corporation | Vice President, Chief Accounting Officer (2020 – Present)

•

Dean Foods Co., a food and beverage company | Senior Vice President – Finance, Chief Accounting Officer (2010 – 2019). Dean Foods filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in November 2019.

•

Dean Foods Co. | Interim Chief Financial Officer (2017 – 2018)

•

Dean Foods Co. | Senior Vice President – Finance (2016 – 2017)

•

Dean Foods Co. | Senior Vice President – Investor Relations (2015)

•

Dean Foods Co. | Vice President – Controller (2008 – 2010)

Kirk Wilson
President, FCD since: July 2019 Age: 55
•

Flowserve Corporation | President, Flow Control Division (2019 – Present)

•

Flowserve Corporation | President, Aftermarket Services & Solutions (2015 – 2019)

•

Flowserve Corporation | President, Services & Solutions Operations (2012 – 2015)

•

Flowserve Corporation | Vice President and General Manager, Integrated Solutions Group (2008 – 2011)

•

Flowserve Corporation | Vice President, Marketing for Pump Division (2004 – 2008)

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This CD&A describes the decisions made concerning the compensation of the Company’s Named Executive Officers (“NEOs”), as shown below. It also describes our executive compensation guiding principles, 2021 executive compensation outcomes as well as other attributes related to executive compensation governance policies.

Contents

Executive Summary	Page 32

Compensation Program Philosophy and Principles	Page 38

2021 Executive Compensation Outcomes	Page 42

Compensation Governance Policies	Page 53

Summary Compensation Table	Page 56

Named Executive Officers

During 2021, our NEOs were:

R. Scott Rowe President and Chief Executive Officer (“CEO”)	Amy B. Schwetz Senior Vice President, Chief Financial Officer	Elizabeth L. Burger Senior Vice President, Chief Human Resources Officer	Keith E. Gillespie Senior Vice President, Chief Sales Officer	Tamara M. Morytko President, Flowserve Pumps Division

For more information on the Named Executive Officers currently serving as executive officers, see “Executive Officers” on page 29.

Executive Summary

2021 Pay-for-Performance At a Glance

The ongoing COVID-19 pandemic continued to have a significant impact on our business in 2021. In 2020, our customers significantly reduced their capital spending and deferred maintenance and repair costs due to the COVID-19 pandemic, which meaningfully reduced our year-over-year bookings and backlog levels. As manufacturers of precision-engineered flow control equipment, this reduced capital spending by our customers impacted our income statement in 2021 due to a 14% reduction in year-over-year beginning backlog.

Our executive compensation program is based on pay for performance including rigorous targets and alignment with shareholders. Knowing that 2021 would be a recovery year in our path to growth, we set our incentive plan targets accordingly. While we experienced higher bookings than anticipated in 2021, the continuation of COVID-19, including the rapidly-spreading new variants, further impacted Flowserve – along with labor availability challenges, supply chain outages, and global logistic disruption and inflation. Due to these issues, certain operational performance metrics (namely, Primary Working Capital (PWC) as a % of Sales and On-time Delivery) were not achieved. However, with the acceleration of our Flowserve 2.0 transformation program, we were successful in managing our cost structure and delivering an Adjusted Operating Income level near our target expectation.

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Our annual incentive program paid out at 74.8% of target opportunity on the corporate metrics, as follows:

2019 Performance Stock Units (PSUs) tied to 2019-2021 performance paid out at 33.3% of target. The 50% of PSUs tied to our Return on Invested Capital (“ROIC”) paid below target as the COVID-19 pandemic and market conditions disrupted progress toward our ROIC goals. The 50% of PSUs tied to our relative Total Shareholder Return (“rTSR”) paid at zero as we underperformed our peers over the three-year period, which was influenced by our more significant exposure to the oil & gas markets relative to peers. The below chart displays how our PSU payouts are directionally aligned with our performance.

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Pay-for-Performance Alignment for 3-Year PSU Performance Cycles Ending With Years Shown

Our CEO’s realizable pay for 2019-2021 was 28% less than target while our total shareholder return was down approximately 14%. Lower realizable compensation is attributable to the impact of the decline in stock price on outstanding equity grants as well as below target payouts under the annual and long-term incentive plans.

(1)

“Target Pay” includes base salary, target annual incentive opportunity and grant date fair value of equity awards.

(2)

“Realizable Pay” includes actual base salary paid, actual bonuses paid, and the value of outstanding RSUs and PSUs based on our December 31, 2021, share price, with 2019 PSUs shown at actual payout and 2020 and 2021 PSUs shown at target.

Despite the stock performance, we delivered strong results on two strategic growth metrics, Bookings and Free Cash Flow (“FCF”) Conversion, setting a solid foundation to support post-pandemic recovery. Both metrics are key components of our incentive compensation program.

•

Bookings in fiscal 2021 were up 10.6% year-over year. Bookings growth, and the associated increases in backlog levels, fuels operating income in current and future years and is a key growth metric that we use in the annual incentive plan.

•

FCF Conversion came in at 108% of Adjusted Net Income, marking the second consecutive year above 100%. Strong FCF is critical for Flowserve to fund our anticipated growth investments in our 3D strategy, including potential mergers and acquisitions and ongoing research and development programs. FCF, FCF conversion and adjusted earnings are non-GAAP measures. Please see Annex I for a detailed reconciliation of FCF, FCF conversion and adjusted earnings to reported results.

In early 2021, the Organization and Compensation Committee (the “O&C Committee”) approved a one-time enhanced long-term incentive (“LTI”) opportunity for the Executive Officers on the executive leadership team. As previously disclosed and discussed herein, this restricted stock unit (“RSU”) grant with a back-loaded vesting schedule was designed to ensure continuity of the executive team through the challenging industry environment and labor market, and to reinforce alignment of the executives’ interests with those of our shareholders.

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Business Overview

Impact of Strategic Repositioning and Market Disruption on Our Business

Under the leadership of our CEO, Scott Rowe, who was appointed in early-2017, and a largely refreshed management team, we successfully completed our ambitious multi-year transformation effort in 2021 called Flowserve 2.0. This strategic initiative was designed to improve our business model with a focus on driving operational excellence, reducing complexity, accelerating growth, expanding margins, increasing capital efficiency and improving organizational health. This business transformation better positioned us to respond swiftly to the COVID-related headwinds, including supply chain and logistics disruptions and labor availability. These issues were global in nature and due to the confluence of events had an impact on us and other global industrials in 2021.

Despite these headwinds, which we continue to navigate in 2022, we remain encouraged by the healthy underlying demand that we see across many of our end markets, as evidenced by our 2021 bookings growth. We are also optimistic about the opportunities available to Flowserve and are taking steps to best position the company for the energy transition that is already underway. We believe our strategic investments into decarbonization, digitization and diversification (“3Ds”) present significant long-term opportunities for Flowserve, our shareholders and stakeholders around the world.

The following chart is a visual representation of our strategic repositioning and the environment our CEO and senior leadership team has navigated over the past 5 years, including the ongoing COVID-19 pandemic that continued to have a significant impact on our business and our customers in 2021.

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The Board of Directors, CEO, and the executive leadership team took decisive action in 2020 and 2021 in response to market conditions. These actions have positioned us for future growth.

Impact of Market Conditions on Flowserve’s Customers and Business
•

Customers meaningfully reduced their capital budgets beginning in 2020 in response to the COVID-19 pandemic

•

The Oil & Gas industry, which represents our largest customer segment, was hard hit, and reduced its capital budgets by 25% to 30%

•

This reduction in our customers’ capital budgets had a meaningful impact on our business and shareholders

Flowserve’s Response
•

Our CEO and executive leadership team stabilized the business, in part, by accelerating the implementation of our transition plan in order to position the Company for post-pandemic success

•

Strong execution on the part of our employees and executive team increased Bookings by 10.6% and drove FCF as a percentage of Adjusted Net Income to 108% in fiscal 2021, marking the second year in a row with FCF conversion over 100%

•

FCF, FCF conversion and adjusted earnings are non-GAAP measures. Please see Annex I for a detailed reconciliation of FCF, FCF conversion and Adjusted Net Income to reported results.

Impact of Market Conditions on Flowserve’s Compensation
•

We faced a challenging labor market environment, driving a priority focus on executive and key employee retention

•

We reevaluated performance metrics to align our incentive programs more effectively with our business priorities in the evolving market environment

Flowserve’s Response
•

Realigned 2021 incentive plan metrics with new priorities to position the Company for post-pandemic success

•

Consistent with the second half of 2020, we continued to use Bookings rather than Revenue under the annual incentive plan to prioritize new sales

•

We introduced FCF Conversion as a performance metric, along with the continued use of ROIC, in our 2021 PSUs to focus the management team on generating cash needed for investment and growth

•

We converted our use of rTSR from a PSU performance metric to a PSU payout modifier to maintain pay alignment with our long-term shareholder returns

•

Designed 2021 compensation programs to address continued market uncertainty

•

We set goals in line with our internal business plans and external market guidance reflective of the anticipated market uncertainty due to the continued pandemic

•

We established wider goal ranges for our annual incentive plan metrics to address the difficulty in setting appropriate performance goals

•

We continued using one-year ROIC performance periods for PSUs

•

The O&C Committee chose to provide a one-time enhancement to the value of 2021 equity grants for all Executive Officers in the executive leadership team to encourage continuity among the executive team and reinforce alignment with long-term value creation

•

Further aligned 2022 incentive plan metrics with new priorities to grow the business

•

In our annual incentive plan:

•

The weighting for Bookings was substantially increased since it is the funnel for revenue

•

We introduced 3D performance metrics to fuel growth in these strategic areas (diversification Bookings, decarbonization Bookings, and digitization Asset Monitoring)

•

We also introduced a strategic payout modifier in our annual incentive plan to drive progress against our ESG and other strategic priorities

•

For our 2022 PSUs, we changed our performance peer group (“PPG”) to the group of companies that comprise the S&P 500 Industrials Index, given we compete for investor dollars in this broader market space

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Say-on-Pay and Shareholder Outreach

Shareholders have provided high levels of support for say-on-pay

We received over 96% shareholder support for our say-on-pay proposal at our 2021 annual shareholder meeting and have averaged over 90% shareholder support over the past five years. The O&C Committee strongly values the opinions of our shareholders as expressed in the Say-on-Pay vote and believes that our strong support levels in 2021 and over the past five years demonstrate a strong alignment of our compensation program with our shareholders’ interests. Although we did not make any changes to our 2021 compensation program as a direct result of our say-on-pay vote results, we consider shareholder perspectives, among other things, when evaluating our executive compensation program.

Outcomes of Shareholder Outreach

In the fall of 2021, we proactively reached out to shareholders representing approximately 80% of our outstanding shares to offer them the opportunity to discuss our ESG program with our Chairman and members of management and to solicit feedback from our shareholders on our ESG and compensation practices. We conducted engagement meetings with three shareholders who responded to this outreach representing approximately 22% of outstanding shares. Our dialogue covered a wide range of topics including the transformation strategy, our ESG priorities, corporate governance, and financial performance. We also discussed our executive compensation program and related 2021 awards, and no concerns were expressed by shareholders.

Good Governance and Compensation Practices Aligned with Shareholder Interests

Our executive compensation governance supports our pay-for-performance philosophy, aligns our executives’ interests with those of our shareholders, and reflects best practices without encouraging unnecessary risk taking.

What We Do		What We Don’t Do

Target the market median for overall compensation

Balance compensation programs

Cap incentive program payments

Maintain a clawback policy that covers cash and equity incentive compensation

Maintain stock ownership requirements

Provide a meaningful percentage of long-term incentives in the form of performance-based compensation Fully disclose incentive plan targets and results Utilize an independent compensation consultant

No hedging or pledging stock

No excise or income tax gross-ups for executives

No employment agreements with Named Executive Officers

No option repricing without shareholder approval

No dividend payments on unvested awards

No excessive perquisites

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Compensation Program Philosophy and Principles

Executive Compensation Philosophy

Our Compensation Philosophy is aligned with building long-term shareholder value and to achieve the following objectives:

ATTRACT & RETAIN	Attract and retain high-quality leaders with a passion for driving high performance, as well as our purpose, values, behaviors
REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy
COMPETITIVE AND MARKET-BASED	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median
ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking
ALIGN PAY WITH SHAREHOLDERS	Provide that a majority of total compensation is tied to performance and/or stock price and is aligned with shareholder interests

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Components of Executive Compensation

Our executive compensation program is structured to incorporate the following components:

Component	Objective	Key Features	Performance-Based Aspects
Base Salary	Provide a regular fixed income in recognition of job responsibilities	• Paid in cash • Reviewed annually for adjustments	• Individual performance is a key driver of any adjustments approved by the O&C Committee
Short-Term Incentive (AIP)	Motivates executives to achieve/exceed annual Company goals that ultimately drive long-term shareholder value	• Paid in cash • Target award determined as a % of base salary • Payout range is 0% to 200% of target award	• Payout is fully at risk • Financial and operational performance metrics • Any earned payout is subject to review and approval by the O&C Committee
Long-Term Incentive (AIP)	Encourages executives to increase shareholder value over a long-term time horizon	• Target value of awards determined as a % of base salary	• Value of all LTI awards varies in relationship to changes in share price
Restricted Stock Units (RSUs)	3 year vesting period	• Settled in stock • Vests ratably	• Focus on stock price and shareholder returns
Performance Stock Units (PSUs)	3 year performance period	• Settled in stock • Payout range is 0% to 200% of units granted • Payout modifier applies, which may increase or decrease the payout of units by +/- 15%
•

Payout is fully at risk

•

Underlying payout driven by financial performance with the final payout adjusted based on rTSR

•

Focus on stock price and shareholder returns

•

Any earned payout is subject to review and approval by the O&C Committee

ATTRACT & RETAIN	REINFORCE OUR STRATEGY	COMPETITIVE AND MARKET-BASED	ALIGN PAY AND PERFORMANCE	ALIGN WITH SHAREHOLDERS

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Compensation Mix

Our executive compensation program emphasizes performance-based compensation that is determined each year by the O&C Committee. As shown below, most of our 2021 total target executive compensation, which excludes the one-time equity enhancement, was delivered in the form of short- and long-term incentives for which payout is at risk.

*

Including stock price performance for RSUs.

The Decision-Making Process

The O&C Committee oversees our executive compensation program working closely with its independent consultant to ensure the effectiveness of our program. The O&C Committee’s charter, which documents its authority and responsibilities, is available on the investor relations portion of the Company’s website at ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption.

The Role of the O&C Committee

The O&C Committee is responsible for determining the compensation of our Executive Officers and designing our executive compensation program. Determining compensation for our Executive Officers includes, among other things, determining each component of executive compensation and any related performance metrics, goals, attainment and payouts as described above in “Components of Executive Compensation.”

The Role of the CEO

Each year, Mr. Rowe presents compensation recommendations to the O&C Committee regarding the compensation for each Executive Officer, other than himself. Mr. Rowe makes his recommendations based upon an assessment of each executive’s performance, as well as the performance of the executive’s business unit or function. His recommendations consider the median market data for each role as well as his assessment of the retention risk for each executive. The O&C Committee annually reviews Mr. Rowe’s performance, including feedback directly from the Board, and holds executive session discussions without our CEO and other Executive Officers present to establish Mr. Rowe’s compensation.

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The Role of the Independent Compensation Consultant

The O&C Committee has retained FW Cook as its independent compensation consultant to provide advice regarding executive compensation matters. The services provided by FW Cook generally include providing:

•

Input on the design of our executive compensation program, evolving market practices and the competitiveness of our program,

•

Market data, and

•

Input on proposed compensation decisions.

FW Cook attends all regularly scheduled O&C Committee meetings and calls. The O&C Committee assessed FW Cook under the factors set forth in the SEC’s rules and concluded that FW Cook was independent and that the consultant’s work in 2021 did not raise any conflicts of interest.

Competitive Positioning and Our Compensation Peer Group (“CPG”)

Annually, the O&C Committee reviews the base salaries, target bonuses, and the grant date value of long-term incentive awards for each of our Executive Officers as compared to the compensation levels for similar positions at our CPG companies, while considering other factors described below. The O&C Committee reviews publicly available financial and compensation information reported by our CPG companies and general survey data. The 2020 general survey data used to inform the O&C Committee’s 2021 compensation decisions was collected from Willis Towers Watson (WTW) and AON.

The O&C Committee reviews the CPG and survey data to determine the median compensation for each executive’s position and then considers this as one factor when setting each executive’s target compensation for the current year. Median compensation is used as a reference point for pay recommendations. Target pay varies from the median based on the executive’s industry experience; experience and performance in his or her role and at the Company; value of the role to the Company; internal pay parity among our executives; and any other factors the O&C Committee deems relevant. The CPG is also used more generally when the O&C Committee reviews our compensation program design, including the types of compensation awarded and the terms and conditions of compensation components.

Our 2021 CPG

The O&C Committee conducts an annual review of the CPG to determine if any changes are necessary. In choosing our peers, the O&C Committee involves management and uses research and advice from its independent compensation consultant. The O&C Committee generally seeks to include companies in similar industries, with applicable revenue and market cap scope, with similar business characteristics (such as margins and asset intensity) and adequate disclosure of executive compensation practices to ensure no pay anomalies exist which are inconsistent with Flowserve’s pay practices. The O&C Committee determined the compensation peer group for 2021 to be the following 18 companies making no changes from 2020:

COMPENSATION PEER GROUP (CPG)
Ametek, Inc. Colfax Corporation Crane Co. Donaldson Company, Inc. Dover Corporation Fortive Corporation IDEX Corporation Lincoln Electric Holdings, Inc. Nordson Corporation	Pentair PLC Regal Beloit Corporation Rockwell Automation, Inc. Snap-on Incorporated Terex Corporation Trinity Industries Wabtec Corporation Woodward, Inc. Xylem Inc.

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2021 Executive Compensation Outcomes

Base Salaries

The O&C Committee reviews and approves base salaries annually during the first quarter of each year. The base salaries paid to the NEOs during 2021 were as follows:

Name/Title	Annual Salary Effective January 1, 2021	Adjusted Annual Salary Effective April 5, 2021	Rationale for Increase
R. Scott Rowe Chief Executive Officer	$1,133,000	No change	N/A
Amy B. Schwetz Chief Financial Officer	$650,000	$669,500	3% increase for performance and proximity to market
Elizabeth L. Burger Chief Human Resources Officer	$478,950	$493,319	3% increase for performance and proximity to market
Keith E. Gillespie Chief Sales Officer	$485,000	$494,700	2% increase for performance and proximity to market
Tamara M. Morytko President, FPD	$500,000	$535,000	7% increase for performance and proximity to market

Annual Incentive Plan Payments

The Company’s AIP rewards participants to the extent they achieve the Company’s annual objectives. Under this short-term incentive program, the O&C Committee establishes performance metrics and target performance levels. It also establishes a target incentive award for each executive as a percentage of salary.

Award Structure

Working with its consultant and Management, the O&C Committee selects performance metrics that support key strategies to drive sustainable and profitable growth.

2021 Metrics, Relevance and Weightings

Design Feature	Relevance	Weightings
Adjusted Operating Income	Key financial measure that incentivizes margin expansion	Determined based on the specific role of the executive to align with areas of responsibility
Primary Working Capital (PWC) as a % of Sales	Key financial measure that promotes focus on efficient use of capital
Customer Bookings	Leading financial indicator of growth
On-time Delivery	Key customer satisfaction metric that supports growth

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Target Award Levels

Each NEO’s target bonus percentage for 2021 remained unchanged from 2020, as follows:

Named Executive Officer	Target Bonus as % of Salary
R. Scott Rowe	120%
Amy B. Schwetz	75%
Elizabeth L. Burger	65%
Keith E. Gillespie	65%
Tamara M. Morytko	65%

Metrics and Weightings

	Consolidated Flowserve				Pumps Division
	Adjusted Operating Income	Primary Working Capital as a % of Sales	Customer Bookings	On-Time Delivery	Adjusted Operating Income	Primary Working Capital as a % of Sales	Customer Bookings	On-Time Delivery
R. Scott Rowe	45%	25%	15%	15%	—		—	—
Amy B. Schwetz						—
Elizabeth L. Burger
Keith E. Gillespie	30%	20%	50%	—	—	—	—	—
Tamara M. Morytko	20%	—	—	—	25%	25%	15%	15%

Performance Goals

All 2021 performance goals were set in line with our internal business plans and external market guidance and required the same or greater level of effort as in prior years to achieve the targets in the uncertain market environment created by the COVID-19 pandemic. We established a target range so that incremental performance above or below the performance target would not have an outsized impact on incentive plan payouts. We also established wider goal ranges to address the difficulty in setting fixed performance targets.

The 2021 performance target for consolidated Adjusted Operating Income was set below our 2020 actual attainment to reflect the lag between our customers’ return to capital spending in 2021 toward purchasing and maintenance of the precision-engineered components that we supply and the conversion of such bookings into revenue. Targets for other metrics represented an expansion over 2020 actuals.

Payout Level	Consolidated Flowserve Performance Goals (in $M)
	Adjusted Operating Income	Adjusted Primary Working Capital as a % of Sales	Customer Bookings	On-time Delivery	Payout Percentage
Maximum	$344.2	26.8%	$3,644.5	Not disclosed for competitive reasons	200%
Stretch	$299.3	27.8%	$3,555.6		120%
Target	$284.3	28.5%	$3,377.8		100%
Threshold	$254.4	29.5%	$3,200.1		50%
Note: Interpolation is used to calculate the payout percentage for attainment that falls between the payout levels shown.

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Payout Level	FPD Performance Goals (in $M)
	Adjusted Operating Income	Adjusted Primary Working Capital as a % of Sales	Customer Bookings	On-time Delivery	Payout Percentage
Maximum	$61.5	26.3%	$1,366.5	Not disclosed for competitive reasons	200%
Stretch	$53.5	27.3%	$1,333.2		120%
Target	$50.8	28.0%	$1,266.5		100%
Threshold	$42.8	29.0%	$1,199.9		50%
Note: Interpolation is used to calculate the payout percentage for attainment that falls between the payout levels shown.

Calculation of Performance Attainment and Award Payout

Our alignment of pay and performance is one of the key components of our compensation philosophy. Adjusted Operating Income came in just under our target because, despite constrained revenues due to the pandemic, we were able to control costs as a result of acceleration of the Flowserve 2.0 transformation. Bookings were strong due to the return of our customers’ capital spending. Adjusted PWC as a % of Sales and On-time Delivery goals did not meet threshold performance levels because of supply chain and logistics disruptions and labor availability issues caused by the pandemic.

The following sets forth the 2021 AIP payout for each of our NEOs other than Ms. Morytko:

		Consolidated Flowserve				Total 2021 Payout % (Sum of Weighted Payout % for Each Metric)
		Adjusted Operating Income	Adjusted Primary Working Capital as a % of Sales	Customer Bookings	On-time Delivery
Performance Goal (in $M)		$284.3	28.5%	$3,377.8	*
Actual Performance (in $M)		$284.1	29.7%	$3,774.4
% of Goal Achieved		99.9%	96.0%	112.0%
Payout % Earned (A)		99.5%	0.0%	200.0%	0.0%
Weighting of Metric (B)	R. Scott Rowe	45.0%	25.0%	15.0%	15.0%
	Amy B. Schwetz
	Elizabeth L. Burger
	Keith E. Gillespie	30.0%	20.0%	50.0%	N/A
Weighted % Payout (A) x (B)	R. Scott Rowe	44.8%	0.0%	30.0%	0.0%	74.8%
	Amy B. Schwetz
	Elizabeth L. Burger
	Keith E. Gillespie	29.9%	0.0%	100.0%	N/A	129.9%
*

The Company has chosen not to disclose this information as these metrics correspond to data that is not otherwise publicly disclosed and is used primarily to assess compensation for the NEOs. The Company believes that the disclosure of such proprietary information may cause competitive harm.

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The following sets forth the 2021 AIP payout for Ms. Morytko:

	Consolidated Flowserve	Flowserve Pumps Division				Total 2021 Payout % (Sum of Weighted Payout % for Each Metric)
	Adjusted Operating Income	Adjusted Operating Income	Adjusted Primary Working Capital as a % of Sales	Customer Bookings	On-time Delivery
Performance Goal (in $M)	$284.3	$50.8	28.0%	$1,266.5	*
Actual Performance (in $M)	$284.1	$63.6	32.0%	$1,433.1
% of Goal Achieved	99.9%	125.0%	87.5%	113.0%
Payout % Earned (A)	99.5%	200.0%	0.0%	200.0%	0.0%
Weighting of Metric (B)	20.0%	25.0%	25.0%	15.0%	15.0%
Weighted % Payout (A) x (B)	19.9%	50.0%	0.0%	30.0%	0.0%	99.9%
*

The Company has chosen not to disclose this information as these metrics correspond to data that is not otherwise publicly disclosed and is used primarily to assess compensation for the NEOs. The Company believes that the disclosure of such proprietary information may cause competitive harm.

Adjustments Made When Determining Performance Attainment

The O&C Committee determined performance achievement for Adjusted Operating Income by adjusting Operating Income for the following items:

•

Settlement gain on 2018 sale of business in Pumps,

•

Expenses related to realignment, and

•

The difference between actual and target AIP expense.

Individual Personal Performance Adjustments

The O&C Committee may exercise judgment in assessing each NEO’s personal performance when determining the final annual incentive award amounts. The O&C Committee considered individual performance of our NEOs in 2021 and determined not to make any adjustments to the formulaic payout based on our quantitative performance metrics.

Long Term Incentives

The Company’s LTI program is structured to:

•

Reward participants to the extent they achieve the Company’s long-term objectives, and

•

Retain participants to provide continuity of leadership for the benefit of our shareholders.

2021 Award Structure

Under the long-term incentive program, the O&C Committee establishes a target incentive award for each Executive Officer. For 2021, these target values were set at levels that approximate the market median of both the CPG and the broader market taken from WTW and AON survey data.

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Named Executive Officer	2021 LTI Target
R. Scott Rowe	$5,500,000
Amy Schwetz	$1,550,000
Elizabeth L. Burger	$700,000
Keith E. Gillespie	$600,000
Tamara M. Morytko	$700,000

2021 Form of Award

In order to align managements’ focus with those of shareholders, 100% of the award is equity-based. The number of units granted was determined by dividing the LTI grant value by the average closing price of the Company’s common stock reported on the NYSE during the last twenty trading days prior to the grant date of February 16, 2021, which was $37.67. The stock units are awarded as follows:

•

50% of the stock units are granted in the form of PSUs

•

50% of the stock units are granted in the form of RSUs

The company’s long-term incentive program allows RSUs and PSUs to continue to vest over the original vesting period for employees who retire at a minimum age of 55 years with 10 years of continuous service with the Company. The O&C Committee believes that this encourages the participants to continue to focus on the company’s performance as they approach retirement.

2021 Performance Stock Unit (PSU) Grant

Aligned with our compensation objectives, these performance-based awards provide a strong incentive for our executives to achieve specific performance goals over the associated performance period to advance our business strategy, build long-term shareholder value and encourage executive retention.

Performance Metrics and Their Relevance

Working with its independent consultant and management, the O&C Committee selects performance measures that support our strategic focus on growth, margin expansion, and capital efficiency as well as shareholder value creation.

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Metrics, Weightings and Measurement

Weighting	Performance Metric	Measurement
50%	Return on Invested Capital

Absolute ROIC attainment for each single year 2021, 2022, and 2023 during the 2021 to 2023 performance period with goals established at the beginning of each year. This approach helps address difficulty in goal setting in an industry with volatile end markets. Earned payout percentages for each year are averaged to determine the payout percentage at the end of the 3-year performance cycle, if any, for the 2021 PSUs tied to this performance metric.

50%	Free Cash Flow as a percentage of Net Income	Attainment of a 3-year goal approved by the O&C Committee at the beginning of 2021 for the 2021 - 2023 performance period.
Applies to all PSUs	rTSR Payout Modifier +/- 15% Potential Adjustment

Relative 3-year TSR compared to Performance Peer Group (“PPG”). Any earned PSUs under both performance metrics shown above is subject to adjustment based on the Company’s 3-year (2021 - 2023) TSR performance relative to the PPG. If the Company’s 3-year TSR performance:

•

Falls below the 25th percentile of the PPG, the earned payout based on performance metrics is multiplied by 85%.

•

Falls above the 75th percentile of the PPG, the earned payout based on performance metrics is multiplied by 115%.

•

Falls at the 25th percentile or the 75th percentile or between, then no adjustment is made to the earned payout based on performance metrics.

Members of the 2021 PPG are shown below

2021 Performance Peer Group

The companies that represent the PPG were chosen to ensure continued alignment with Flowserve’s goal to become the leading company within the flow control industry. The companies were chosen based, generally, on publicly traded companies that are: 1) industrial equipment manufacturers, 2) direct business peers of the Company, and 3) financially comparable to the Company. One company in the 2020 PPG, The Weir Group, was eliminated in forming the 2021 PPG:

PERFORMANCE PEER GROUP (PPG)
2021 - 2023 PERFORMANCE PEER GROUP (15 Companies)
CIRCOR International, Inc. Colfax Corporation Crane Co. Dover Corporation Ebara Corporation IDEX Corporation Ingersoll Rand IMI PLC	ITT Corporation KSB Aktiengesellschaft Neles Rotork PLC SPX FLOW, Inc. Sulzer AG Xylem Inc.

Performance Targets – ROIC and FCF as a % of Net Income

Due to the proprietary and competitive nature of the Company’s business strategy and internal budgets that inform the 3-year performance program targets, the Company has chosen not to disclose this information. The ROIC and FCF as a % of Net Income performance targets were set at a level intended to be challenging but attainable.

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Payout Structure – 2021 ROIC

The O&C Committee sets the ROIC goals for each fiscal year at the beginning of the applicable fiscal year. Following the conclusion of the third year, the payout attributable to the ROIC metric for the PSUs then-vesting is then determined by averaging the earned payout for each of the three single fiscal years in the applicable performance period. In February 2021, the O&C Committee approved the 2021 ROIC goal and payout levels to cover one-third of the 2020 and 2021 PSUs.

The 2021 ROIC payout table is structured as follows:

Payout Level	Threshold	Target	Maximum
Percent Attainment	90%	100%	113%
Payout Percentage	50%	100%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.

Payout Structure – 3-Year FCF as a % of Net Income

The O&C Committee determined a 3-year performance goal at the beginning of the 2021-2023 performance period, as follows:

Payout Level	Threshold	Target	Stretch	Maximum
Percent Attainment	89%	100%	106%	117%
Payout Percentage	50%	100%	120%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.

Payout Structure – rTSR Payout Modifier

The O&C Committee determined to structure the rTSR payout modifier as shown in the above “Metrics, Weightings and Measurement” chart.

2021 RSU Grant

The 2021 RSUs are structured to vest ratably over three years on the first, second and third anniversaries of the grant. RSUs not only provide a retention incentive, but they align the interests of grant recipients with those of stockholders (a focus on stock price and TSR).

One-Time, Enhanced LTI Awards

In early 2021, the O&C Committee and Board of Directors provided executive officers in the executive leadership team with a one-time enhanced LTI award in the amounts listed below to retain and motivate these executives in the current challenging industry environment and labor market. These non-recurring awards were made by the O&C Committee because it believed the retention of these executives, which it had recently recruited to join the organization, would be critical to support business stability, focus on the long-term shareholder value growth built on the achieved success of our transformation strategy, and reinforce alignment of the executives’ interests with those of our shareholders.

Named Executive Officer	Grant Value of One-Time Enhanced 2021 RSU Grant	Grant Value as a % of 2021 LTI Grant Value
R. Scott Rowe	$ 4,000,000	73%
Amy Schwetz	$ 750,000	48%
Elizabeth L. Burger	$ 500,000	71%
Keith E. Gillespie	$ 300,000	50%
Tamara M. Morytko	$ 250,000	36%

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The form and value of awards was determined after considering a variety of factors and using input from the O&C Committee’s independent compensation consultant. The O&C Committee first evaluated the value of the unvested LTI held by the executive team prior to and after the 2021 LTI awards. Prior to the 2021 LTI awards, several of the executives held less than 1x their annual LTI grant in unvested LTI, which O&C Committee determined was not sufficiently retentive. After the 2021 LTI grants and one-time, enhanced LTI awards, the majority of the executives held between 2x and 2.5x their annual LTI grant, which the O&C Committee believed would support retention.

Due to continued uncertainty in the market, the O&C Committee granted the enhanced LTI award in the form of restricted stock units. To aid in retention, the awards were structured to vest one-third after 2 years and two-thirds after 3 years rather than the ratable, annual vesting that applies to RSU grants made under the annual LTI program. In the event of a voluntary termination of employment, any unvested RSUs are forfeited.

As RSU awards, the ultimate value Mr. Rowe and others receive under this grant is tied directly to our stock price performance. Absent the special RSU grant, Mr. Rowe’s total compensation for 2021 reported in the Summary Compensation Table, with a significant portion delivered via at-risk performance-based equity awards, would be on par with 2020 reported compensation.

Settlement of 2019 Performance Stock Units

The PSUs granted in 2019 for the 2019 to 2021 performance period were structured and paid out as follows:

2019 PSU Structure

Weighting	Performance Metric	Measurement
50.0%	Return on Invested Capital

Year-over-Year (YoY) ROIC improvement. Threshold, target and maximum payout levels for each year 2019, 2020, and 2021 were established at the beginning of 2019.

Earned payout percentages for each year are averaged to determine the overall payout percentage for this metric.

50.0%	rTSR	Attainment of 3-year TSR relative to a PPG the O&C Committee established at the beginning of 2019 (“2019 PPG”).

2019-2021 ROIC Attainment and Payout %

Year	Performance Goal	Performance Achieved		Payout % in Accordance with Pre-established Payout Table
		Absolute Attainment	% Attainment of Goal
2019	12.2%	12.9%	106.0%	200%
2020	14.2%	11.4%	80.0%	0%
2021	12.4%	9.7%	78.2%	0%
3-Year Average ROIC Payout %				66.7%

As a result, the O&C Committee approved a payout of 66.7% of the 2019 PSUs granted tied to the ROIC performance metric.

Adjustments Made When Determining Performance Attainment

In determining ROIC performance achievement, the O&C Committee determined Net Operating Profit After Taxes by adjusting the following financial statement items consistent with the methodology for determining all adjusted financials, so that ROIC attainment reflects 2021 business results excluding the following one-time events:

•

Settlement gain on 2018 sale of business in FPD

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•

Expenses related to realignment

•

Certain financing interest expense

•

Certain one-time tax expense

Relative 3-Year (2019-2021) TSR Attainment and Payout %

Flowserve’s 3-Year TSR Relative to 2019 PPG	Pre-established Payout Table for Flowserve Percentile Attainment			Payout % in Accordance with Pre-established Payout Table
Lowest TSR	Maximum	75th Percentile	200.0%	0%
	Target	50th Percentile	100.0%
	Threshold	25th Percentile	50.0%
Interpolation is used to calculate the payout percentage for attainment that falls between payout levels shown above.
The calculation of TSR assumes the reinvestment of dividends over the 3-year performance period.

As a result, the O&C Committee approved a distribution of 0% of the 2019 PSUs granted tied to the relative 3-year TSR performance metric.

2019 PPG

U.S PEER COMPANIES	INTERNATIONAL PEER COMPANIES
CIRCOR International Colfax Corporation Crane Co. Dover Corporation IDEX Corporation Ingersoll Rand ITT Inc. SPX FLOW, Inc. Xylem Inc.	Ebara Corporation IMI PLC KSB Aktiengesellschaft Neles Rotork PLC Sulzer Ltd. The Weir Group PLC

Pay-for-Performance Alignment:

Our alignment of pay and performance is one of the key components of our compensation philosophy. We are committed to a rigorous goal setting process, the careful selection of key performance metrics aligned with our strategy and the creation of shareholder value. As a result of our strong pay-for-performance culture, our final 2019 PSU payout was as follows:

Aggregate Payout % for 2019 PSUs

Metric	Weighting	Payout Percentage	Weighted Payout
Return on Invested Capital	50.0%	66.7%	33.3%
Relative 3-Year Total Shareholder Return	50.0%	0.0%	0.0%
Total Payout Percentage (Sum of Weighted Payouts for Each Metric)			33.3%

No discretionary adjustment was considered or made to the formulaic payouts shown above.

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Additional Attributes Related to Executive Compensation

Other Compensation

Other benefits provided to the Named Executive Officers are generally consistent with those provided to other employees of the Company, including health and retirement benefits. These elements of our compensation program are outlined in the chart below and discussed in more detail in the narrative following the chart.

	Plan	Description	Eligible Employee
Retirement	Qualified Pension Plan	Tax-qualified pension plan	All salaried U.S. employees
	Senior Management Retirement Plan	Non-qualified, defined benefit plan to restore pension benefits that cannot be provided in a qualified plan due to certain employees’ compensation levels	Executive Officers and U.S. employees that earn eligible compensation in excess of the Internal Revenue Code (“IRC”) 401(a)(17) limit
	Supplemental Executive Retirement Plan	Non-qualified supplemental defined benefit plan to maintain competitive benefits	U.S. Executives
	401(k) Plan	Tax-qualified plan in which Flowserve matches 75% of pre-tax contributions up to 6%	All U.S. Employees
Other	Executive Officer Severance Plan	Provides severance benefits in the event of a qualifying termination	Executive Officers
	Change in Control Severance Plan	Provides severance benefits upon a qualifying termination in connection with a change in control of the Company	Senior Executives including Executive Officers
	Limited Personal Benefits	Executive physical exam, enhanced vacation, financial counseling with dedicated advisor	Executive Officers

Retirement Benefits

We provide pension benefits to all U.S. salaried employees, including the NEOs, under the Flowserve Corporation Pension Plan (the “Qualified Plan”), which is a tax-qualified defined benefit pension plan. Because the IRC limits the pension benefits that can be accrued under a tax-qualified pension plan (based on an annual compensation limit), we also maintain a separate non-qualified defined benefit restoration pension plan, the Senior Management Retirement Plan (the “SMRP”). The SMRP compensates participants, including the Named Executive Officers, for the reduction in their pension benefit resulting from this IRC limitation.

The SMRP is designed to provide a comparable level of retirement benefits to those provided to other U.S. employees under the Qualified Plan based on a comparable benefit formula. In addition, we also maintain a second non-qualified supplemental defined benefit pension plan, the Supplemental Executive Retirement Plan (the “SERP”), for our eligible U.S. executives, including the Named Executive Officers, in order to remain competitive with general industry companies similar in size. These three programs are designed to provide eligible U.S. executives with income following retirement and to help ensure that we can attract and retain executive talent by providing comprehensive retirement benefits.

Participants in the Qualified Plan and the SMRP accrue contribution credits based on age and years of service at the rate of 3% to 7% for eligible earnings up to the Social Security wage base, and at the rate of 6% to 12% for eligible earnings in excess of the Social Security wage base. Participants in the SERP accrue contribution credits at the rate of 5% of all eligible earnings. Eligible earnings generally include base salary and annual incentive awards. SERP participants also earn interest on the accrued contributions based on the rate of return on 10-year Treasury bills.

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We also maintain a savings plan that is tax-qualified under IRC 401(k) to enable all U.S. salaried employees, including the NEOs, to contribute a portion of their eligible compensation for wealth accumulation. The Company provides a 75% match on the first 6% of eligible compensation that an employee contributes to the plan.

Executive Officer Severance Plan

Each of the Named Executive Officers participates in the Company’s Amended and Restated Executive Officer Severance Plan (the “Officer Severance Plan”). Under this plan, the Company’s officers are provided benefits upon a termination due to a reduction in force or by the Company without cause. No benefits are payable under the Officer Severance Plan to any officer who receives benefits under the Company’s Change in Control Severance Plan (the “CIC Plan”). The Officer Severance Plan does not provide for any additional payments or benefits upon a termination of employment by the Company for cause, upon the executive’s resignation for any reason (including “good reason” or “constructive termination”) or upon the executive’s death or disability.

Plan Provision	Treatment Under the Plan
Cash Payment	• 24 months’ base salary continuation • Payment equivalent to target AIP bonus, provided Company actually achieves threshold performance under the AIP for the year
PSUs
•

A pro-rated payout of the PSUs, if any, that have a performance cycle that would otherwise end in the year that contains the termination date based on the number of months the executive was employed during the performance period

RSUs
•

A cash payment in lieu of any RSUs that would otherwise vest within 90 calendar days following the termination date based on the Company’s average closing price over the twenty trading days in the month preceding the officer’s termination date

Change in Control Severance Plan

Each of the Named Executive Officers participates in the Company’s Change in Control Plan (“CIC Plan”). Benefits under the CIC Plan are triggered if, within two years following a change in control the Named Executive Officer is terminated without cause (and not on account of death or disability) or resigns for reasons constituting a “constructive termination.” Benefits are also triggered if a Named Executive Officer is terminated within the 90-day period immediately prior to a change in control if such termination (i) occurs after the initiation of discussions leading to such change in control and (ii) can be demonstrated to have occurred at the request or initiation of parties to such change in control. The severance benefits provided upon a termination of employment covered under the CIC Plan include:

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Plan Provision	CEO	Other Participants Including Other NEOs
Cash Payment(1)	A lump sum payment equal to 3x the sum of the executive’s annual base salary and target annual incentive

A lump sum payment equal to a multiple of the executive’s annual base salary and target annual incentive as follows:

•

2.5x for executive vice presidents(2);

•

2.0x for senior vice presidents and presidents; and

•

1.5x for vice presidents

Long-Term Incentive Awards	Full vesting at target of each cash or stock-based long-term incentive award. Named Executive Officers have 90 days following the date of employment termination to exercise any vested stock options
Life, Medical, Health and Accident Benefits

Company provided coverage for the executive and his or her dependents for a number of months following termination equal to annual severance multiplier used to calculate the cash payment, multiplied by 12 months

Supplemental Pension Benefits

Supplemental retirement benefits equal to the difference between the amounts the executive would have been entitled to had he or she remained employed through the end of the benefits continuation period and the amounts actually received

(1)

For purposes of this calculation, the base salary is the highest of: (i) the highest-annualized monthly base salary during the twelve months preceding the termination; (ii) the base salary in effect on the date of termination; and (iii) the base salary in effect on the date of the change in control.

(2)

The Company does not currently have any Executive Vice Presidents.

Limited Personal Benefits

The O&C Committee strives to make our executive compensation program primarily performance-based and, as such, only provides limited benefits to Executive Officers that are not provided to other employees. These benefits are prevalent in the marketplace and increase the overall effectiveness of the Executive Officers in the performance of their roles:

•

Executive Physical – other employees receive a standard physical

•

Enhanced Vacation – a minimum of 4 weeks

•

Financial Counseling – a dedicated financial counselor compared to a financial wellness benefit for other employees (same service provider for both employee populations)

Compensation Governance Policies

Stock Ownership Requirements

To further align executive and shareholder interests, each of our Named Executive Officers are required to own a minimum amount of Company common stock equal in value to a specified multiple of their annual base salary.

Employee Level	Ownership Requirement
Chief Executive Officer	5 x Annual Base Salary
Presidents and Senior Vice Presidents	3 x Annual Base Salary
Vice Presidents	1 x Annual Base Salary

Our guidelines are administered as follows:

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•

Shares held directly by an executive or shares held in the Flowserve Corporation Non-Qualified Deferred Compensation Plan and unvested RSUs count toward satisfying the stock ownership requirements. Unvested PSUs do not count toward satisfying the stock ownership requirements.

•

The required stock ownership levels are expected to be achieved within five years from the date the guidelines were first applicable or within five years of the executive joining the Company.

•

Executives who do not meet the ownership requirement must show that they have retained at least 60% of the net shares received from vested RSUs and PSUs from the time the ownership guidelines became applicable.

•

As of December 31, 2021, all Named Executive Officers met their stock ownership requirements under these tests.

Anti-Hedging and Pledging Policies

Under the Company’s Insider Trading Policy all directors and employees (including the Named Executive Officers) are prohibited from pledging stock and engaging in any transactions (such as trading in options) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.

Clawback Policy

Our Clawback and Forfeiture Policy (the “Clawback Policy”) reinforces our commitment to integrity and the highest standards of ethical conduct through our compensation program. Under the Clawback Policy, the O&C Committee has the ability to recoup previously paid and/or cancel outstanding incentive compensation from any current or former Executive Officer, or any other designated officer of the Company, if:

•

the O&C Committee determines that a financial metric used to determine the amount, vesting or payment of the incentive compensation was calculated incorrectly, regardless of whether due to fraud or intentional misconduct or whether such error requires a financial restatement; or

•

the covered officer engages in egregious conduct, which generally includes among other things conduct that constitutes “cause” for termination under applicable Company plans or agreements or a material breach of a written Company policy (including our Code of Conduct).

With respect to incorrect calculations, the Company may cancel any outstanding incentive compensation and recoup incentive compensation received by the executive during the three-year period preceding the date the Company discovers the error or is required to prepare an accounting restatement. With respect to egregious conduct, the Company may cancel any outstanding incentive compensation and recoup incentive compensation received by the executive during the one-year period preceding the date the Company discovers the conduct.

The Company may cancel any outstanding incentive compensation and recoup incentive compensation received by the executive during the one-year period preceding the date the Company discovers the conduct.

Tax and Accounting Implications of Executive Compensation

Section 162(m) of the Code limits to $1.0 million per year the U.S. federal income tax deduction available to public corporations for compensation paid for any fiscal year to certain covered employees, including to the Company’s CEO, CFO, and the three other most highly-compensated Executive Officers as of the end of the fiscal year.

The O&C Committee retains discretion to establish executive compensation arrangements that it believes are consistent with its principles described earlier and in the best interests of the Company and our shareholders, even if those arrangements are not fully deductible under Section 162(m).

The Company recognizes compensation expense in our financial statements for all equity-based awards pursuant to the principles set forth in FASB ASC 718, “Compensation—Stock Compensation”. The O&C Committee considered the GAAP accounting implications of the awards in setting the long-term incentive mix and further determined that the mix of RSUs and PSUs was appropriate for 2021.

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Executive Compensation Program Review and Compensation Risk

The O&C Committee regularly monitors and annually reviews our executive compensation program to determine, in consultation with its compensation consultant, whether the elements of the program are consistent with our executive compensation objectives and principles. As part of this, the O&C Committee evaluates whether the Company’s risk management objectives are being met with respect to the executive compensation program and our compensation programs as a whole. If the elements of the program are determined to be inconsistent with our objectives and principles, or if any incentives are determined to encourage risks that are reasonably likely to have a material adverse effect on us, the elements are adjusted as necessary.

The O&C Committee has concluded that no risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the O&C Committee considered the following:

Attribute	Risk-Mitigating Effect
Emphasis on long-term, equity-based compensation subject to our rigorous Clawback Policy	Discourages risk-taking that produces short-term results at the expense of building long-term shareholder value
Long vesting requirements: • 3-year ratable vesting for RSUs • 3-year performance period for PSUs
AIP and PSU payouts are capped
The O&C Committee can exercise discretion in determining AIP payouts
Robust stock ownership guidelines	Helps ensure alignment with shareholder interests
No derivative transactions allowed
Independent compensation consultant used by O&C Committee	Incentive programs are balanced to reward the accomplishment of appropriate short-term goals that facilitate long-term sustainability and growth for shareholders

Organization and Compensation Committee Report

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above in this proxy statement with management. Based on this review and discussion, the Organization and Compensation Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2021.

John L. Garrison, Chairman
Roger L. Fix
Gayla J. Delly
Michael C. McMurray

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Summary Compensation Table

The following table sets forth compensation information for 2021, 2020 and 2019 for our Named Executive Officers. Ms. Schwetz was first a Named Executive Officer for 2020 and Ms. Morytko was first a Named Executive Officer for 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3)	All Other Compen- sation ($)(4)	Total ($)
R. Scott Rowe President and Chief Executive Officer	2021	1,133,000	—	10,007,824	(5)	—	1,016,981	300,060	20,240	12,478,105
	2020	1,133,000	—	5,981,225		—	894,260	305,060	18,909	8,332,454
	2019	1,133,000	—	6,188,041		—	1,018,340	323,757	18,728	8,681,868
Amy B. Schwetz VP and Chief Financial Officer	2021	664,250		2,427,731	(6)	—	375,590	121,896	26,524	3,615,991
	2020	562,500	750,000	2,342,754		—	279,471	68,663	100,042	4,103,430

Elizabeth L. Burger Senior VP and Chief Human Resources Officer	2021	489,450	—	1,264,048	(7)	—	239,852	94,529	14,680	2,102,559
	2020	478,950	—	779,687		—	204,765	93,540	14,517	1,571,459
	2019	475,731	—	806,447		—	233,177	85,352	85,065	1,685,772
Keith E. Gillespie Senior VP and Chief Sales Officer	2021	492,088	—	949,469	(8)	—	417,700	113,128	16,219	1,988,604
	2020	485,000	—	624,343		—	166,625	122,721	18,803	1,417,492
	2019	485,000	—	691,654		—	265,125	139,255	14,250	1,595,284
Tamara M. Morytko President, Flowserve Pumps Division	2021	525,577	—	1,004,284	(9)	—	347,402	72,551	26,279	1,976,093

(1)

Represents the grant date fair value of long-term equity incentive awards under the Company’s long-term incentive program computed in accordance with FASB ASC 718 “Compensation—Stock Compensation”, excluding the impact of forfeitures. Stock awards include the annual incentive awards granted in the form of restricted stock units that generally vest ratably over a three-year period and contingent performance share units. Stock awards also include the 2021 enhanced LTI awards discussed above under the caption “2021 Executive Compensation Oucomes—Long Term Incentives—One-Time, Enhanced LTI Awards”, which vest one-third after 2 years and two-thirds after 3 years. The performance criteria for the performance share units are described in further detail under the caption “2021 Executive Compensation Outcomes—Long-Term Incentives” above. The reported value of the performance share units is computed based on the grant date estimate of compensation cost to be recognized over the three-year period, which was 100%, or “target”. Payout for the contingent performance awards can range from 0 shares to a maximum of 230% of target. Assumptions used in the valuations are discussed in Note 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2021 in the Annual Report.

(2)

The amounts in this column represent an annual cash incentive bonus under the Company’s Annual Incentive Plan for the applicable year.

(3)

There were no above-market or preferential earnings with respect to any deferred compensation balances.

(4)

This column excludes the employer-paid portion of certain health and welfare benefits received by Named Executive Officers that are available generally to all salaried U.S. employees, which includes medical, dental, vision and prescription insurance, and short-term and long-term disability insurance. The following table shows the components of this column for the Named Executive Officers for 2021, calculated at the aggregate incremental cost to the Company:

Name	Defined Contribution Retirement Plan Contributions ($)	Insurance Premiums(A) ($)	Other ($)		Total ($)
R. Scott Rowe	13,050	$ 3,402	$ 3,788	(B)	$ 20,240
Amy B. Schwetz	13,050	1,474	12,000	(C)	26,524
Elizabeth L. Burger	13,050	1,630	—		14,680
Keith E. Gillespie	13,050	3,169	—		16,219
Tamara M. Morytko	13,050	1,701	11,528	(C)	26,279
(A) Reflects annual premiums for group term life insurance. (B) Reflects amounts attributable to an annual physical exam. (C) Reflects amounts attributable to annual financial counseling.

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(5)

Calculated using a price per share of $39.18 the closing market price of the Company’s common stock as reported by the NYSE on February 16, 2021, the date of the grant. Includes 179,190 ($7,020,664) restricted stock units and 73,000 contingent performance share units ($2,987,160), which represents the target award. The restricted stock unit award includes 106,190 shares ($4,160,524) of restricted stock units issued as a special, one-time, enhanced grant as discussed above under the heading “Compensation Discussion & Analysis—2021 Executive Compensation Outcomes—Long Term Incentives—Special, One-Time, Enhanced LTI Awards”. The contingent performance share units include 73,000 shares with ROIC, Free Cash Flow and relative TSR metrics and fair value of $40.92 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 167,900 shares, or $6,870,468 at the date of grant.

(6)

Calculated using a price per share of $39.18, the closing market price of the Company’s common stock as reported by the NYSE on February 16, 2021, the date of the grant. Includes 40,480 restricted stock units ($1,586,006) and 20,570 contingent performance share units ($841,725), which represents the target award. The restricted stock unit award includes 19,910 shares ($780,074) of restricted stock units issued as a special, one-time, enhanced grant as discussed above under the heading “Compensation Discussion & Analysis—2021 Executive Compensation Outcomes—Long Term Incentives—Special, One-Time, Enhanced LTI Awards”. The contingent performance share units include 20,570 shares with ROIC, Free Cash Flow and relative TSR metrics and fair value of $40.92 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 47,311 shares, or $1,935,966 at the date of grant.

(7)

Calculated using a price per share of $39.18, the closing market price of the Company’s common stock as reported by the NYSE on February 16, 2021, the date of the grant. Includes 22,560 restricted stock units ($883,901) and 9,290 contingent performance share units ($380,147), which represents the target award. The restricted stock unit award includes 13,270 shares ($519,919) of restricted stock units issued as a special, one-time, enhanced grant as discussed above under the heading “Compensation Discussion & Analysis—2021 Executive Compensation Outcomes—Long Term Incentives—Special, One-Time, Enhanced LTI Awards”. The contingent performance share units include 9,290 shares with ROIC, Free Cash Flow and relative TSR metrics and fair value of $40.92 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 21,367 shares, or $874,338 at the date of grant.

(8)

Calculated using a price per share of $39.18, the closing market price of the Company’s common stock as reported by the NYSE on February 16, 2021, the date of the grant. Includes 15,920 restricted stock units ($623,746) and 7,960 contingent performance share units ($325,723), which represents the target award. The restricted stock unit award includes 7,960 shares ($311,873) of restricted stock units issued as a special, one-time, enhanced grant as discussed above under the heading “Compensation Discussion & Analysis—2021 Executive Compensation Outcomes—Long Term Incentives—Special, One-Time, Enhanced LTI Awards”. The contingent performance share units include 7,960 shares with ROIC, Free Cash Flow and relative TSR metric and fair value of $40.92 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 18,308 shares, or $749,163 at the date of grant.

(9)

Calculated using a price per share of $39.18, the closing market price of the Company’s common stock as reported by the NYSE on February 16, 2021, the date of the grant. Includes 15,930 of restricted stock units ($624,137) and 9,290 contingent performance share units ($380,147), which represents the target award. The restricted stock unit award includes 6,640 shares ($260,155) of restricted stock units issued as a special, one-time, enhanced grant as discussed above under the heading “Compensation Discussion & Analysis—2021 Executive Compensation Outcomes—Long Term Incentives—Special, One-Time, Enhanced LTI Awards”. The contingent performance share units include 9,290 shares with ROIC, Free Cash Flow and relative TSR metric and fair value of $40.92 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 21,367 shares, or $874,338 at the date of grant.

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2021 Grants of Plan-Based Awards

The following table sets forth certain information with respect to 2021 plan-based awards granted to the Named Executive Officers for the year ended December 31, 2021.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R. Scott Rowe		679,800	1,359,600	2,719,200	—	—	—	—		—
	2/16/2021	—	—	—	36,500	73,000	167,900	—		2,987,160	(4)
	2/16/2021	—	—	—	—	—	—	106,190	(5)	4,160,524
	2/16/2021	—	—	—	—	—	—	73,000	(6)	2,860,140
Amy B. Schwetz		251,063	502,125	1,004,250	—	—	—	—		—
	2/16/2021	—	—	—	10,285	20,570	47,311			841,724	(4)
	2/16/2021	—	—	—	—	—	—	19,910	(5)	780,074
	2/16/2021	—	—	—	—	—	—	20,570	(6)	805,932
Elizabeth L. Burger		160,329	320,657	641,315	—	—	—	—		—
	2/16/2021	—	—	—	4,645	9,290	21,367	—		380,147	(4)
	2/16/2021	—	—	—	—	—	—	13,270	(5)	519,919
	2/16/2021	—	—	—	—	—	—	9,290	(6)	363,982
Keith E. Gillespie		160,778	321,555	643,110	—	—	—	—		—
	2/16/2021	—	—	—	3,980	7,960	18,308	—		325,723	(4)
	2/16/2021	—	—	—	—	—	—	7,960	(5)	311,873
	2/16/2021	—	—	—	—	—	—	7,960	(6)	311,873
Tamara M. Morytko		173,875	347,750	695,500	—	—	—	—		—
	2/16/2021	—	—	—	4,645	9,290	21,367	—		380,147	(4)
	2/16/2021	—	—	—	—	—	—	6,640	(5)	260,155
	2/16/2021	—	—	—	—	—	—	9,290	(6)	363,982
(1)

Under the Annual Incentive Plan, the primary performance measures are internally defined metrics set by the O&C Committee. In February 2021 the O&C Committee approved metrics based on adjusted operating income, primary working capital as a percentage of sales, customer bookings and on-time delivery. Actual amounts payable under the Annual Incentive Plan, if any, can range from 50% (Threshold) to 200% (Maximum) of the target amounts for the Named Executive Officers based upon the extent to which performance under the foregoing criteria meets, exceeds or is below the target and can be further increased or decreased based on individual performance. These amounts represent amounts payable if the Named Executive Officer is employed for the full calendar year. Actual payout for 2021 was 74.8% of the target amount for all Named Executive Officers other than Mr. Gillespie and Ms. Morytko, whose actual payouts were 129.9% and 99.9%, respectively.

(2)

The number of shares listed represents long-term equity incentive awards in the form of PSUs under the Company’s long-term incentive program. The performance criteria for these awards are discussed in “Elements of the Executive Compensation Program—Long Term Incentives” above.

(3)

These amounts represent the fair value, as determined under FASB ASC Topic 718, of the stock awards based on the grant date fair value estimated by the Company for financial reporting purposes.

(4)

Represents the fair value on the date of grant, as described in footnote (2), of the “target” award for the contingent performance share units. During the performance period, as described in footnote (1), earned and unearned compensation expense is adjusted based on changes in the expected achievement of the performance targets. As of December 31, 2021, the Company estimated vesting of, and therefore expensed, this award at 121.5% of the “target” award based on expected achievement of performance targets.

(5)

The amounts shown reflect the number of RSUs granted to each Named Executive Officer as a special, one-time, enhanced grant as discussed above under the heading “Compensation Discussion & Analysis—2021 Executive Compensation Outcomes—Long Term Incentives—Special, One-Time, Enhanced LTI Awards”.

(6)

The amounts shown reflect the number of annual RSUs granted to each Named Executive Officer under the Company’s long-term incentive plan.

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Outstanding Equity Awards at Year-End 2021

The following table sets forth information with respect to outstanding equity awards held as of December 31, 2021, by the Named Executive Officers.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
R. Scott Rowe	114,943	(2)	48.63	5/4/2027	247,368	(3)	7,569,464	—		—
	—		—	—	—		—	69,748	(4)	2,134,290
	—		—	—	—		—	63,190	(5)	1,933,600
	—		—	—	—		—	170,526	(6)	5,218,107
Amy B. Schwetz	—		—	—	63,455	(7)	1,941,726	—		—
	—		—	—	—		—	17,028	(5)	521,064
	—		—	—	—		—	48,051	(6)	1,470,362
Elizabeth L. Burger	—		—	—	31,363	(8)	959,697	—		—
								8,878	(4)	271,660
	—		—	—	—		—	8,237	(5)	252,056
	—		—	—	—		—	21,700	(6)	664,058
Keith E. Gillespie	—		—	—	23,104	(9)	706,985	—		—
	—		—	—	—		—	7,614	(4)	232,991
	—		—	—	—		—	6,596	(5)	201,836
	—		—	—	—		—	18,595	(6)	568,989
Tamara M. Morytko	—		—	—	16,179	(10)	495,083	—		—
	—		—	—	—		—	21,700	(6)	664,058
(1)

Calculated using a price per share of $30.60 the closing market price of the Company’s common stock as reported by the NYSE on December 31, 2021, the end of the Company’s last completed fiscal year. The RSU and contingent performance share unit amounts include regularly declared dividends accrued on the “target” award, which will vest only to the same extent as the underlying award, if at all. Concerning all contingent performance awards, the amounts of units used in calculating the payout values assumes the maximum level of performance target achievement, which would result in the target unit amounts presented in the table vesting at 230%.

(2)

All stock options vested on April 1, 2020.

(3)

24,714 RSUs vested on February 16, 2022, 21,063 RSUs vested on February 20, 2022; and 23,249 RSUs vested on February 28, 2022, in each case including accrued dividend equivalents. Mr. Rowe’s remaining RSUs vest as follows: 60,664 shares of RSUs on February 16, 2023; 21,063 RSUs on February 20, 2023; and 96,615 RSUs on February 16, 2024.

(4)

These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2019 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) TSR compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 200% of the target. As of December 31, 2021, the Company estimated vesting of 66.7% and 0%, respectively and therefore expensed, these awards at the same percentage presented for the ROIC award based on expected achievement of performance target and at 100% for the TSR award as required by FASB ASC 718.

(5)

These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2020 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) TSR compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 200% of the target. As of December 31, 2021, the Company estimated vesting of 71% for ROIC award and 0% for TSR award and therefore expensed, these awards at the percentages presented for the ROIC award based on expected achievement of performance targets and at 100% for the TSR award as required by FASB ASC 718.

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(6)

These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2021 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which can increase or decrease the award 15% compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 230% of the target. As of December 31, 2021, the Company estimated vesting of 121.5% for this award including a negative 15% relative TSR award and therefore expensed these awards at the percentage presented based on expected achievement of performance targets. In accordance with SEC requirements, these contingent performance share units are shown at maximum in this table.

(7)

6,964 RSUs vested on February 16, 2022, and 11,171 vested on February 20, 2022, including accrued dividend equivalents. Ms. Schwetz’s remaining RSUs vest as follows: 13,704 RSUs on February 16, 2023; 11,171 on February 20, 2023, and 20,445 on February 16, 2024.

(8)

3,145 RSUs vested on February 16, 2022; 2,746 RSUs vested on February 20, 2022, and 2,959 vested on February 27, 2022, in each case including accrued dividend equivalents. Ms. Burger’s remaining RSUs vest as follows: 7,638 RSUs on February 16, 2023; 2,745 RSUs on February 20, 2023, and 12,130 RSUs on February 16, 2024.

(9)

2,695 RSUs vested on February 16, 2022, 2,199 RSUs vested on February 20, 2022, and 2,538 RSUs vested on February 27, 2022, in each case including accrued dividend equivalents. Mr. Gillespie’s remaining RSUs vest as follows: 5,390 RSUs on February 16, 2023; 2,198 RSUs on February 20, 2023, and 8,084 RSUs on February 16, 2024.

(10)

3,145 RSUs vested on February 16, 2022; including accrued dividend equivalents. Ms. Morytko’s remaining RSUs vest as follows: 5,393 RSUs February 16, 2023; and 7,641 RSUs on February 16, 2024.

2021 Option Exercises and Stock Vested

The following table sets forth certain information with respect to restricted stock unit vesting during the fiscal year ended December 31, 2021, with respect to the Named Executive Officers. No Named Executive Officers exercised any stock options during 2021.

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
R. Scott Rowe	132,691	5,125,608
Amy B. Schwetz	10,999	431,601
Elizabeth L. Burger	17,616	678,135
Keith E. Gillespie	20,374	783,939
Tamara M. Morytko	—	—
(1)

The number of shares reported includes shares that were surrendered during the fiscal year ended December 31, 2021, to pay for taxes upon the vesting of restricted stock units and performance share units.

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2021 Pension Benefits

The following table sets forth certain information as of December 31, 2021, with respect to potential payments under our pension plans for each Named Executive Officer. Please refer to “—Elements of the Executive Compensation Program—Additional Attributes Related to Executive Compensation—Retirement Benefits” above for a narrative description of the material factors necessary to an understanding of our pension plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
R. Scott Rowe	Qualified—Cash Balance(1)	4.8	94,797	—
	Non-Qualified—SMRP	4.8	668,886	—
	Non-Qualified—SERP	4.8	495,891	—
Amy B. Schwetz	Qualified—Cash Balance(1)	1.8	36,339	—
	Non-Qualified—SMRP	1.8	76,395	—
	Non-Qualified—SERP	1.8	77,824	—
Elizabeth L. Burger	Qualified—Cash Balance(1)	3.7	74,423	—
	Non-Qualified—SMRP	3.7	108,364	—
	Non-Qualified—SERP	3.7	128,980	—
Keith E. Gillespie	Qualified—Cash Balance(1)	6.7	149,611	—
	Non-Qualified—SMRP	6.7	236,615	—
	Non-Qualified—SERP	6.7	239,648	—
Tamara M. Morytko	Qualified—Cash Balance(1)	1.3	24,246	—
	Non-Qualified—SMRP	1.3	24,115	—
	Non-Qualified—SERP	1.3	37,503	—
(1)

The Company sponsors cash balance designed pension plans for eligible employees. Each executive accumulates a notional amount derived from the plan provisions; each Named Executive Officer’s account balances as of December 31, 2021, are presented above. We believe that this is the best estimate of the present value of accumulated benefits.

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Quantification of Potential Payments

The following table sets forth the estimated value of the potential payments to each of the Named Executive Officers, assuming the executive’s employment had terminated on December 31, 2021, under the scenarios outlined below.

For the events of termination involving a change in control, we assumed that the change in control also occurred on December 31, 2021. In addition to the payments set forth in the following tables, the Named Executive Officers may receive certain payments upon their termination or a change in control pursuant to our Flowserve Corporation Deferred Compensation Plan, Qualified Plan, SERP and SMRP. Previously vested amounts and contributions made to such plans by each Named Executive Officer are disclosed in the “2021 Pension Benefits” table.

Triggering Event	Compensation Component	Payout ($)
		R. Scott Rowe	Amy B. Schwetz	Elizabeth L. Burger	Keith E. Gillespie	Tamara M. Morytko
Death	Life Insurance (1.5x base salary; third party payment, max $1.5)	1,500,000	1,004,250	739,979	742,050	802,500
	Immediate vesting of outstanding equity awards(2)	11,799,199	3,108,387	1,503,976	1,158,358	782,605
	Total	13,299,199	4,112,637	2,243,955	1,900,408	1,585,105
Disability	Short-term and long-term disability benefit to age 65 (third party payment)	3,727,697	4,367,595	3,392,317	2,223,917	3,454,000
	Immediate vesting of outstanding equity awards(2)	11,799,199	3,108,387	1,503,976	1,158,358	782,605
	Total	15,526,896	7,475,982	4,896,293	3,382,275	4,236,605
Retirement(1)	Vesting of outstanding equity awards	—	—	—	—	—
	Total	—	—	—	—	—
Termination Without Cause by the Company Not in Connection with Change in Control	Termination payment (2x base salary)	2,266,000	1,339,000	986,638	989,400	1,070,000
	Target annual incentive award	1,359,600	502,125	320,657	321,555	347,750
	Vesting of outstanding equity	—	—	—	—	—
	Cash payment in lieu of vesting of RSU	2,109,443	723,138	270,455	227,080	94,758
	Total	5,735,043	2,564,263	1,577,750	1,538,035	1,512,508
Change in Control—Termination Without Cause by the Company or Constructive Termination	Termination payment (base salary times applicable multiplier)	3,399,000	1,339,000	986,638	989,400	1,070,000
	Termination payment (target annual incentive award times applicable multiplier)	4,078,800	1,004,250	641,315	643,110	695,500
	Immediate vesting of outstanding equity awards(2)	11,799,199	3,108,387	1,503,976	1,158,358	782,605
	Supplemental pension benefit	1,177,922	324,795	235,815	292,212	237,278
	Health & welfare benefit	95,754	73,432	74,137	64,374	74,875
	Total	20,550,675	5,849,864	3,441,881	3,147,454	2,860,258
(1)

None of the Named Executive Officers were eligible to retire on December 31, 2021.

(2)

For restricted stock units, these amounts are calculated assuming that the market price per share of the Company’s common stock on the date of event was equal to the closing price of the Company’s common stock on December 31, 2021 ($30.60).

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CEO PAY RATIO FOR FISCAL YEAR 2021

Pay Ratio

Our CEO to median-compensated employee pay ratio has been calculated in accordance with the applicable rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Mr. Rowe had 2021 total compensation of $12,506,622, which reflects the total compensation reported in the “Summary Compensation Table” in this proxy statement, plus the employer-paid portion of health, vision and dental benefits and disability insurance premiums available to U.S. full-time employees. Our median employee’s annual total compensation for 2021 was $84,837, calculated using the same methodology as used in the calculation of our CEO’s compensation discussed above. As a result, the annual total compensation for our CEO in 2021 was approximately 147 times that of our median employee’s annual total compensation.

Identification of Median Employee

We identified the median employee by examining the 2020 total target cash compensation for all employees who were employed by the Company or its consolidated subsidiaries on October 1, 2020, excluding our CEO. For purposes of calculating the 2021 pay ratio, the Company determined that there had been no change in its workforce composition or compensation arrangements that would significantly impact the pay ratio disclosure since the Company determined its median employee in 2020. Accordingly, the Company utilized the same median employee for purposes of calculating its 2021 pay ratio.

Total target cash compensation was calculated by totaling an employee’s annual base salary and target incentive compensation. We did not make any assumptions, adjustments, or estimates with respect to total target cash compensation. We used total target cash compensation and excluded annual equity awards for our calculations because we do not widely distribute annual equity awards to employees.

Annual Total Compensation

After identifying the median employee based on total target cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the “Summary Compensation Table” in this proxy statement, except that for purposes of determining our CEO to median compensation employee pay ratio, we included the employer-paid portion of health, vision and dental benefits and disability insurance premiums.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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PROPOSAL TWO:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

At each Annual Meeting, the Board provides shareholders the opportunity to cast an advisory vote on the compensation of our Named Executive Officers, pursuant to Schedule 14A of the Securities Exchange Act. This proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named Executive Officers. Our next Say on Pay vote following the 2022 Annual Meeting will be held at our 2023 Annual Meeting of Shareholders provided our Board does not change our annual say on pay voting frequency.

The Board values the opinions of the Company’s shareholders as expressed through their votes and other communications. This Say on Pay vote is advisory, meaning that it is not binding on the O&C Committee or Board. This vote will not affect any compensation already paid or awarded to any Named Executive Officer, nor will it overrule any decisions the Board has made. Nonetheless, the O&C Committee and the Board will review and carefully consider the outcome of the advisory vote on executive compensation when making future decisions regarding our executive compensation programs and policies.

We generally design our executive compensation programs to implement our core objectives of attracting and retaining key leaders, rewarding current performance, driving future performance and aligning the long-term interests of our executives with those of our shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement. In the CD&A, we have provided shareholders with a description of our compensation programs, including the philosophy and strategy underpinning the programs, the individual elements of the compensation programs and how our compensation plans are administered.

The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the Flowserve Corporation shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the section of this Proxy Statement entitled ‘Executive Compensation’.”

✔	The Board recommends that you vote “FOR” the approval of this advisory vote on Executive Compensation.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy. The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater-than-5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year.

The policy provides that the CG&N Committee reviews transactions subject to the policy and determines whether or not to approve or ratify (in certain limited circumstances where pre-approval was not feasible) those transactions. In doing so, the CG&N Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chairman of the CG&N Committee to pre-approve or ratify transactions (in certain limited circumstances where pre-approval was not feasible) where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the Chairman is provided to the full CG&N Committee for its review in connection with each regularly scheduled CG&N Committee meeting.

The CG&N Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

•

business transactions with other companies in which a related person’s only relationship is as an employee, director or less-than-10% beneficial owner if the amount of business falls below the thresholds in the NYSE’s listing standards and the Company’s director independence standards; and

•

charitable contributions, grants or endowments to a charitable organization where a related person is an employee if the aggregate amount involved does not exceed the greater of $1 million or 2% of the organization’s total annual receipts.

Since January 1, 2021, there were no reportable related person transactions, and there are currently no proposed transactions in excess of $120,000 in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

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SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

The following table sets forth as of March 16, 2022, ownership of Company common stock by director nominees, members of the Board, each executive officer individually and all members of the Board and all executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified possesses sole voting and investment power with respect to his or her shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Total		Percent of Class
Directors
Sujeet Chand	1,000		10,940	(2)	*
Ruby R. Chandy	2,574		18,209	(3)	*
Gayla J. Delly	8,783		58,351	(4)	*
Roger L. Fix	20,895		67,938	(5)
John R. Friedery	14,251		60,963	(6)	*
John L. Garrison	—		18,251	(7)	*
Michael C. McMurray	—		8,783	(7)	*
David E. Roberts	—		38,469	(7)	*
R. Scott Rowe	367,421	(8)	367,421		*
Carlyn R. Taylor	—		7,518	(7)	*
Named Executive Officers
Elizabeth L. Burger	25,518		25,518		*
Keith E. Gillespie	71,464		71,464		*
Tamara M. Morytko	1,912		1,912		*
Amy B. Schwetz	17,927		17,927		*
All members of the Board and executive officers as a group (18 individuals)	597,335	(9)	839,254	(10)	*
*

Less than 1%.

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. For each person or group, also includes any securities that person or group has the right to acquire within 60 days pursuant to stock options under certain Company stock option and incentive plans.

(2)

Includes 9,940 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Chand does not possess any voting or investment power over these deferred shares.

(3)

Includes 15,635 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Chandy does not possess any voting or investment power over these deferred shares.

(4)

Includes 49,568 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Delly does not possess any voting or investment power over these deferred shares.

(5)

Includes 47,043 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Fix does not possess any voting or investment power over these deferred shares.

(6)

Includes 46,712 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Friedery does not possess any voting or investment power over these deferred shares.

(7)

Represents shares that have been deferred under the director stock deferral plan and/or a Company stock plan. The holder does not possess any voting or investment power over these deferred shares.

(8)

Includes 114,943 shares of common stock that Mr. Rowe has the right to acquire within 60 days pursuant to the exercise of stock options.

(9)

Includes 114,943 shares of common stock that members of this group have the right to acquire within 60 days pursuant to the exercise of stock options, in each case under certain Company stock incentive plans.

(10)

Includes 114,943 shares of common stock that members of this group have the right to acquire within 60 days pursuant to the exercise of stock options, in each case under certain Company stock incentive plans. Also includes 241,919 shares that have been deferred under various Company plans for which no member of the group possesses voting or investment power.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following shareholders reported to the SEC that they beneficially own more than 5% of the Company’s outstanding common stock. The information is presented as of December 31, 2021, except as noted, and is based on stock ownership reports on Schedule 13G filed with the SEC and subsequently provided to us. We know of no other shareholder holding more than 5% of the Company’s common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	12,353,613	(3)	9.5%
EdgePoint Investment Group Inc. 150 Bloor Street West, Suite 500 Toronto, Ontario M5S 2X9, Canada	10,972,988	(4)	8.4%
First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	10,788,753	(5)	8.3%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	10,704,548	(6)	8.2%
(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)

Based on shares outstanding on March 16, 2022.

(3)

Based on a Schedule 13G/A filed with the SEC on February 9, 2022. The filing indicates sole voting power for 0 shares, shared voting power for 76,880 shares, sole dispositive power for 12,186,228 shares and shared dispositive power for 167,385 shares.

(4)

Based on a Schedule 13G/A filed with the SEC on February 11, 2022. The filing indicates sole voting power for 8,621,283 shares, shared voting power for 2,351,705 shares, sole dispositive power for 8,621,283 shares and shared dispositive power for 2,351,705 shares.

(5)

Based on a Schedule 13G/A filed with the SEC on February 10, 2022. The filing indicates sole voting power for 10,107,626 shares, shared voting power for 0 shares, sole dispositive power for 10,788,753 shares and shared dispositive power for 0 shares. First Eagle Investment Management, LLC is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various clients. The First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 7,892,216 of the reported shares.

(6)

Based on a Schedule 13G/A filed with the SEC on January 31, 2022. The filing indicates sole voting power for 10,203,779 shares, shared voting power for 0 shares, sole dispositive power for 10,704,548 shares and shared dispositive power for 0 shares.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information about our common stock that may be issued upon the exercise of options or vesting of restricted stock units and performance share units granted under the Flowserve Corporation 2010 Equity and Incentive Compensation Plan (the “2010 Plan”) and the Flowserve Corporation 2020 Long-Term Incentive Plan (the “2020 Plan”) as of December 31, 2021.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Option, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(2)
Equity compensation plans approved by securities holders	2,408,381	48.63	11,349,702
Equity compensation plans not approved by securities holders	—	—	—
TOTAL	2,408,381	48.63	11,349,702
(1)

These amounts represent the weighted average exercise price for the total number of outstanding options. No such value is included for RSUs or PSUs.

(2)

The shares of common stock reflected in this column include shares available for issuance under the 2020 Plan, including 1,611,332 shares that remained available for issuance under the Flowserve Corporation 2010 Equity and Incentive Compensation Plan as of December 31, 2019, and which remain available for issuance under the terms of our 2020 Plan.

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PROPOSAL THREE:
RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS OUR INDEPENDENT AUDITOR FOR 2022

The Audit Committee has approved PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for 2022.

We are asking our shareholders to ratify the appointment of PwC as our independent registered public accounting firm. Although shareholder ratification is not required by our By-Laws or otherwise, the Board is submitting this proposal for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm, though the Company may nonetheless determine to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

✔	The Board recommends that you vote “FOR” the ratification of appointment of PricewaterhouseCoopers to serve as our independent auditor for 2022.

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OTHER AUDIT INFORMATION

Relationship with Independent Registered Public Accounting Firm

PwC has served as the Company’s independent registered public accounting firm since 2000. In this role, PwC audits the financial statements of the Company. Representatives from PwC are expected to be present at the Annual Meeting and available to respond to appropriate questions from shareholders. They will have the opportunity to make a statement if they desire to do so.

Audit and Non-Audit Fees and Services

The following table summarizes the aggregate fees (excluding value added taxes) for professional services incurred by the Company for the audits of its 2021 and 2020 financial statements and other fees billed to the Company by PwC in 2021 and 2020. In general, the Company retains PwC for services that are logically related to or natural extensions of services performed by independent auditors.

	2021	2020
Audit Fees(1)	$ 7,557,000	$ 8,190,000
Audit-Related Fees(2)	244,000	108,000
Total Audit Related Fees	7,801,000	8,298,000
Tax Compliance	255,000	93,000
Tax Consulting/Advisory	164,000	39,000
Total Tax Fees(3)	419,000	132,000
All Other Fees(4)	69,000	3,000
TOTAL FEES(5)	$ 8,289,000	$ 8,433,000
(1)

Fees for the years ended December 31, 2021 and 2020 consist of the audit of the Company’s consolidated financial statements, including effectiveness of internal controls over financial reporting, reviews of the Company’s quarterly financial statements, and subsidiary statutory audits.

(2)

Audit-related fees consist of other attestation services and review of supplementary filings.

(3)

Tax fees consist of compliance, consulting and transfer pricing services.

(4)

All other fees consist of accounting research and disclosure software licenses, pension plan audit procedures and compilation services.

(5)

2020 Total Fees includes $168,000 of fees related to the 2019 audit that were billed, approved and paid in 2020.

Audit Committee Approval Policy

The Audit Committee approves all proposed services and related fees to be rendered by the Company’s independent registered public accounting firm prior to their engagement. Services to be provided by the Company’s independent registered public accounting firm generally include audit services, audit-related services and certain tax services. Each year, the Audit Committee discusses the scope of the audit plan with its independent registered public accounting firm and all audit and audit-related services, tax services, and other services for the upcoming fiscal year are provided to the Audit Committee for pre-approval. The services, which may be provided in the upcoming twelve-month period, are grouped into significant categories substantially in the format shown above. The Audit Committee is updated on the status of all services and related fees on a periodic basis or more frequently as matters warrant.

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The Audit Committee approves the scope and timing of the external audit plan for the Company and focuses on any matters that may affect the scope of the audit or the independence of the Company’s independent registered public accounting firm. In that regard, the Audit Committee receives certain representations from the Company’s independent registered public accounting firm regarding their independence and permissibility under the applicable laws and regulations of any services provided to the Company outside the scope of those otherwise allowed. The Audit Committee also approves the internal audit plan for the Company.

The Audit Committee may delegate its approval authority to the Chairman of the Audit Committee to the extent allowed by law. In the case of any delegation, the Chairman must disclose all approval determinations to the full Audit Committee as soon as possible after such determinations have been made.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company is composed of four independent directors: Michael C. McMurray (Chairman), Sujeet Chand, Roger L. Fix and Carlyn R. Taylor. John R. Friedery served on the Audit Committee until he was replaced by Mr. Fix in August 2021. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee met 7 times in 2021 and discussed matters, explained in more detail below, with the independent auditors, internal auditors and members of management.

Roles and Responsibilities. Management has primary responsibility for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on this audit. In addition, the independent auditors are responsible for auditing the Company’s internal control over financial reporting and issuing a report on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to proactively monitor and oversee this process, including the engagement of the independent auditors, the pre-approval of their annual audit plan and the review of their annual audit report. In addition, the Audit Committee reviews, monitors and evaluates how the Company and management implement new accounting principles generally accepted in the United States (“GAAP”) and use non-GAAP measures.

Committee Oversight of Financial Statements. In this context, the Audit Committee has met and held detailed discussions with management on the Company’s consolidated financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and that these statements fairly present the financial condition and results of operations of the Company for the period described. The Audit Committee has relied upon this representation without any independent verification, except for the work of PwC, the Company’s independent registered public accounting firm. The Audit Committee also discussed these statements with PwC, both with and without management present, and has relied upon their reported opinion on these financial statements.

Required Communications with PwC. The Audit Committee further discussed with PwC matters required to be discussed by standards, including applicable PCAOB standards, and critical audit matters. In addition, the Audit Committee received from PwC the written disclosures and letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning its independence and has discussed with PwC its independence from the Company and its management.

Recommendation. Based on these reviews and discussions, including the Audit Committee’s specific review with management of the Company’s Annual Report and based upon the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report filed with the SEC.

Michael C. McMurray, Chairman
Sujeet Chand
Roger L. Fix
Carlyn R. Taylor

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PROPOSAL FOUR: REDUCE THRESHOLD TO CALL A SPECIAL SHAREHOLDER MEETING

A shareholder has stated that its representative intends to present the following proposal at the Annual Meeting. The Company will promptly provide the name and address of the shareholder and the number of shares owned upon request directed to the Corporate Secretary. The Company is not responsible for the content of the proposal. If properly presented at the Annual Meeting, the Board unanimously recommends a vote “AGAINST” the following proposal.

Shareholder Proposal

Proposal 4 – Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

Currently it takes a theoretical 25% of all shares outstanding to call for a special shareholder meeting.

It goes downhill form here. Shares that are not held for one continuous year are excluded from formal participation in asking for a special shareholder meeting. Thus the shares share that own 25% of the shares that vote at our annual meeting could determine that they own 35% of our shares when length of stock ownership is factored out. Then they could determine that when their shares, not held net long, are included that they own 40% of the shares that vote at our annual meeting.

Thus a theoretical 25% right for 25% of shares to call for a special meeting can in practice easily tum into a 40% right to call a special meeting - nothing for Flowserve management to brag about.

And it keeps going downhill. Flowserve shareholders do not have a practical right to act by written consent. We gave 43% support to a shareholder proposal for a practical right to act by written consent. Instead management in bad faith gave us a precarious “right” to act by written consent.

Management made a rule that in order to act by written consent 25% of shares must petition management for the baby step of obtaining a record date. Once a record date is obtained then shareholders are on a tight schedule to obtaining the consent of 51 % of shares outstanding.

This turns into a classic Catch-22 situation. In order to get a record date, 25% of shares must give their contact information to management. Thus it is easier than shooting fish in a barrel for management to pester the 25% of shares to change their mind and revoke their support for their written consent topic.

Thus while the base of 25% of shares are easily venerable to management attack by deep pockets company money, shareholders must double their number to 51 % of shares in a limited time period.

We need an improved right to call for a special shareholder meeting to make up for its current severe limitation and to make up for the fact that we have a precarious right to act by written consent.

Please vote yes:
Special Shareholder Meeting Improvement – Proposal 4

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Recommendation of the Board

The Board has considered this proposal and recommends that shareholders vote AGAINST the advisory proposal requesting that the Board take steps to modify our shareholders’ existing ability to call special meetings because the proposal is not in the best interest of the Company or its shareholders. The Board believes that shareholders’ existing special meeting rights, together with the Company’s strong corporate governance policies and practices, already provide shareholders with a meaningful ability to call a special meeting, as well as meaningful opportunities to interact with the Board and senior management. Moreover, the lowered threshold would not be in accordance with predominant best practice, would not appropriately balance competing shareholder interests, and could result in unnecessary expenditure of Company time and resources. The Board also believes that this proposal is unnecessary in light of our robust corporate governance practices and record of Board accountability. Accordingly, the Board recommends that you vote “AGAINST” Proposal 4 for the following reasons:

Our Shareholders Already Have a Meaningful Right to Call Special Meetings, and the Current Threshold Strikes a Balance that Protects the Interests of Long-Term Shareholders.

Our governing documents currently provide our shareholders with a meaningful and balanced right to call special meetings and the proposed decrease in percentage of shares required to call a special meeting is neither necessary nor in the best interest of the Company and its shareholders. Currently, shareholders holding in the aggregate at least 25% of the outstanding shares of the Company’s common stock on a “net long” basis may request a special meeting. The Board continues to believe that this threshold, which is the most common threshold among S&P 500 companies, strikes an appropriate balance between providing shareholders holding a meaningful minority of our outstanding shares a mechanism to call a special meeting when particularly urgent or strategic matters of importance arise, while also protecting shareholders against the imprudent use of Company resources to address special interests.

Special Meetings Require a Substantial Investment of Time and Resources.

Convening a special meeting of shareholders requires a significant commitment of Company time and resources and would divert Board and management time away from overseeing the day-to-day operations of the Company. Accordingly, given the substantial burdens and costs, special meetings should be limited to extraordinary events and circumstances. By reducing the ownership threshold as requested, a small minority of shareholders, including in some cases a single shareholder, could use the special meeting mechanism to advance their own narrower agenda, without regard to the broader interests of the Company and its other shareholders. The Board continues to believe that our existing special meeting threshold, which affords shareholders a full and meaningful opportunity to call a special meeting, effectively balances these concerns.

The Company Has a Demonstrated Commitment to Shareholder Engagement and Strong and Effective Corporate Governance Practices that Promote Accountability.

The Board believes that shareholders should evaluate this proposal in the context of the Company’s robust shareholder engagement efforts, along with our strong corporate governance policies that reflect the Company’s ongoing commitment to effective governance practices and accountability to our shareholders. We encourage and facilitate regular communication with large and small shareholders about important issues relating to our business and governance and regularly incorporate feedback from those engagements into our governing documents, policies, and practices. For example, in fiscal year 2021, we solicited feedback from shareholders representing approximately 80% of our outstanding shares, seeking input on compensation and governance matters. Notably, during our recent engagement, no other shareholders identified the Company’s existing special meeting threshold as a concern.

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Further, we have implemented numerous corporate governance measures, including through Board-adopted By-law amendments, that provide shareholders with the opportunity to have a meaningful voice in the Company’s governance. For example:

•

All directors are elected annually by a majority of the votes cast in uncontested elections, and our director resignation policy requires directors to offer to resign if they fail to receive a majority of the votes cast in an uncontested election;

•

8 of our 9 directors standing for election at the 2022 Annual meeting are independent, and our Board is led by an independent Chairman with clearly defined, robust responsibilities;

•

Shareholders have a meaningful, market-standard proxy access right that permits them to include their director nominees in the Company’s proxy statement, subject to compliance with the applicable By-law requirements;

•

Shareholders have the right to recommend a candidate for election to the Board, and the Corporate Governance and Nominating Committee evaluates such recommendations using generally the same methods and criteria as recommendations received from other sources; and

•

Shareholders have a meaningful right to act by written consent, subject to compliance with the applicable Restated Certificate of Incorporation and By-law requirements.

For these reasons, the Board continues to believe that it is not necessary or in our shareholders’ best interest to modify our existing special meeting threshold, which provides appropriate and reasonable limitations on the right to call a special meeting.

✘	The Board recommends that you vote “AGAINST” this shareholder proposal.

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OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters are properly brought before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

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GENERAL VOTING AND MEETING INFORMATION

Frequently Asked Questions About The Annual Meeting & Proxy Materials

Proxy Materials

Why am I receiving this proxy statement?

We are providing these proxy materials to shareholders beginning on March 31, 2022, in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, which will be held on May 12, 2022, and at any adjournments or postponements of this scheduled meeting.

How can I access the proxy materials electronically or sign up for electronic delivery?

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 12, 2022

We may furnish proxy materials, including this proxy statement and the Company’s annual report for the year ending December 31, 2021, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which was mailed to most of our shareholders, will explain how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and are receiving the proxy materials in the format requested.

This proxy statement and the Company’s annual report for the year ending December 31, 2021, are available electronically on our hosted website at www.proxyvote.com.

To access and review the materials made available electronically:

1.

Go to www.proxyvote.com and input the 16-digit control number from the Notice of Internet Availability or proxy card.

2.

Click the “2022 Proxy Statement” in the right column.

3.

Have your proxy card or voting instructions available.

We encourage you to review all of the important information contained in the proxy materials before voting.

Who will bear the cost of this solicitation, and how will proxies be solicited?

The Company bears the full cost of soliciting proxies, which will be conducted primarily by mail. The Company has also retained Alliance Advisors to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s common stock. For these services, the Company will pay Alliance Advisors a fee of $9,500 plus reimbursement for reasonable out-of-pocket expenses. Brokerage firms and other custodians, nominees and fiduciaries are reimbursed by the Company for reasonable out-of-pocket expenses that they incur to send proxy materials to shareholders and solicit their votes. In addition to this mailing, proxies may be solicited, without extra compensation, by our officers and employees, by mail, telephone, facsimile, electronic mail and other methods of communication.

Why did my household only receive one set of proxy materials?

To reduce the expenses of delivering duplicate proxy materials, we deliver one Notice of Internet Availability and, if applicable, annual report and proxy statement, to multiple shareholders sharing the same mailing address unless otherwise requested. We will promptly send a separate annual report and proxy statement to a shareholder at a shared address upon request at no cost. Shareholders with a shared address may also request that we send a single copy in the future if we are currently sending multiple copies to the same address.

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Requests related to delivery of proxy materials may be made by calling Investor Relations at (972) 443-6500 or writing to our principal executive offices at Flowserve Corporation, Attention: Investor Relations, 5215 N. O’Connor Blvd., Suite 700, Irving, Texas 75039. Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or similar organization to request information about this “householding” procedure.

Voting

Who may vote?

Shareholders of record at the close of business on March 16, 2022 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 130,640,880 shares of common stock were issued and outstanding (excluding treasury shares). Each shareholder is entitled to one vote for each share owned.

What are the voting requirements and the Board’s recommendations on each proposal?

The following table sets forth the voting standards for each proposal being voted on at the Annual Meeting and the Board’s recommendations.

Proposal	Board Recommendation	Required Vote	Effect of...
			Abstentions	Broker Non-votes
1. Election of directors	For each nominee	Majority of the votes cast	No effect	No effect
2. Advisory vote to approve executive compensation	For	Majority of the votes cast	No effect	No effect
3. Ratification of auditors	For	Majority of the votes cast	No effect	Not applicable
4. Shareholder proposal	Against	Majority of the votes cast	No effect	No effect

Shares that are properly voted via the Internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations above. Although the Board expects that the nominees will be available to serve as directors, if any of them should be unable or for good cause unwilling to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

What is a broker non-vote?

If your shares are held through a broker, your vote instructs the broker how you want your shares to be voted. If you vote on each proposal, your shares will be voted in accordance with your instructions. Under the rules of the NYSE, brokers may vote shares they hold in “street name” on behalf of beneficial owners who have not voted with respect to certain discretionary matters. The proposal to ratify the appointment of PricewaterhouseCoopers LLP (Proposal Three) is considered a discretionary matter, so brokers may vote shares on this matter in their discretion if no voting instructions are received. However, the other proposals are NOT considered discretionary matters, so brokers have no discretion to vote shares for which no voting instructions are received, and no vote will be cast if you do not vote on those items (this is commonly referred to as a “broker non-vote”). We therefore urge you to vote on ALL voting items.

What constitutes a quorum?

A quorum is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock constitutes a quorum. Abstentions, withheld votes, and broker non-votes are counted as present at the meeting for purposes of determining a quorum.

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How do I vote?

If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted. “Street name” shareholders who wish to vote online during the Annual Meeting and whose voting instruction form or Notice of Internet Availability indicates that they may vote those shares through www.proxyvote.com may attend and vote at the Annual Meeting at www.virtualshareholdermeeting.com/FLS2022 by entering the 16-digit control number indicated on that voting instruction form or Notice of Internet Availability and other information requested on the log-in page. “Street name” shareholders who did not receive a 16-digit control number should contact their bank, broker or other nominee at least five days before the Annual Meeting and obtain a “legal proxy” to be able to participate in or vote online at the meeting.

If you hold your shares in your own name as a holder of record, you may vote your shares using one of the methods described below:

•

Vote by Internet in Advance of the Annual Meeting. You can vote via the Internet by going to www.proxyvote.com and following the on-screen instructions. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 11, 2022. Have your proxy card available when you access the Internet website.

•

Vote by Telephone in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you can vote by telephone by calling toll-free to 1-800-690-6903 from the United States and Canada and following the voice instructions. Have your proxy card available when you place your telephone call. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 11, 2022.

•

Vote by Mail in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you may mark the enclosed proxy card, sign and date it and return it to Broadridge in the enclosed envelope as soon as possible before the Annual Meeting. Your signed proxy card must be received by Broadridge prior to May 12, 2022, the date of the Annual Meeting for your vote to be counted at the Annual Meeting. Please note that if you vote by Internet or telephone, you do not need to return a proxy card.

•

Vote Online During the Annual Meeting. You may attend the Annual Meeting virtually and vote online at www.virtualshareholdermeeting.com/FLS2022 by entering the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability and other information requested on the log-in page.

How do I vote if I participate in the Flowserve Corporation Retirement Savings Plan?

If you are a participant in the Flowserve Corporation Retirement Savings Plan, your vote serves as a voting instruction to the trustee for this plan.

•

To be timely, your vote by telephone or Internet must be received by 11:59 p.m., Eastern Time, on May 9, 2022. If you do not vote by telephone or Internet, please return your proxy card as soon as possible.

•

If you vote in a timely manner, the trustee will vote the shares as you have directed.

•

If you do not vote in a timely manner, the trustee will vote your shares in the same proportion as the shares voted by participants who timely return their cards to the trustee.

How can I change my vote?

You may revoke your proxy at any time before it has been exercised at the Annual Meeting by:

•

timely mailing in a revised proxy dated later than the prior submitted proxy;

•

timely notifying the Corporate Secretary in writing that you are revoking your proxy;

•

timely casting a new vote by telephone or the Internet; or

•

attending the Annual Meeting virtually and voting online (and by following the instructions under “How do I vote?”, including by entering your 16-digit control number).

Who will count the votes?

Broadridge, our independent inspector of elections for the Annual Meeting, will tabulate voted proxies.

2022 PROXY STATEMENT      79

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How can I attend the Annual Meeting online?

Shareholders as of the record date will be able to participate in the Annual Meeting virtually. Shareholders attending the Annual Meeting will have the opportunity to cast their votes online during the meeting, by following the instructions provided under “How do I vote?” and ask questions of management and our directors during the question and answer portion of the Annual Meeting, as described under “May I ask questions prior to or during the Annual Meeting?”. Online check-in will be available approximately 15 minutes before the meeting starts. We encourage you to allow ample time for check-in procedures.

A guest log-in option will be available in listen-only mode. Anyone wishing to do so may go to www.virtualshareholdermeeting.com/FLS2022 and enter as a guest. Shareholders who attend the Annual Meeting online as a guest will not be able to participate in, vote or ask questions during the Annual Meeting.

We will also broadcast the Annual Meeting as a live audio webcast at www.flowserve.com under the “Investors—Presentations” section.

May I ask questions prior to or during the Annual Meeting?

Shareholders as of the record date that receive a 16-digit code on their proxy card, voting instruction form or Notice of Internet Availability (including “street name” shareholders who subsequently obtain a legal proxy and 16-digit control number) may submit questions in advance of the meeting, beginning on April 28, 2022, by following the instructions at www.proxyvote.com.

Shareholders as of the record date who attend and participate in the virtual Annual Meeting at www.virtualshareholdermeeting.com/FLS2022 using their 16-digit control number (as described above) will have an opportunity to submit questions online during the meeting. Shareholders attending the meeting online who do not log-in to the virtual meeting portal with their 16-digit control number and other information requested on the log-in page may not ask questions or vote their shares during the meeting.

Beginning on April 28, 2022, we will post meeting rules of conduct at www.proxyvote.com, which will set out the rules that will govern shareholders’ participation in the Annual Meeting. The rules of conduct will provide that each shareholder will be limited to a total of three questions of no more than one minute each in order to allow sufficient time to address as many relevant questions that are submitted as possible. We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints.

Questions related to personal matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to such questions at ir.flowserve.com following the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?

If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available starting at 11:00 a.m. central daylight time and until the meeting has finished.

What if I was not able to attend the Annual Meeting?

A replay of the meeting will be made available on our website at www.flowserve.com under the “Investors—Presentations” section after the meeting.

Where can I find the voting results after the Annual Meeting?

We intend to announce the preliminary voting results of the proposals at the Annual Meeting and to disclose final voting results in a Form 8-K to be filed with the SEC no later than four business days following the Annual Meeting (or, if final results are not available at the time, within four business days of the date on which final results become available).

2022 PROXY STATEMENT      80

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How can I reach the Company to request materials or information referred to in these Questions and Answers?

You may order a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, free of charge, or request other information by mail addressed to:

Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Investor Relations

This information is also available free of charge on the SEC’s website, www.sec.gov, and our website, www.flowserve.com.

Shareholder Proposals and Nominations

Shareholder Proposals for Inclusion in the 2023 Proxy Statement (Rule 14a-8 Proposals)

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), certain shareholder proposals may be eligible for inclusion in our 2022 proxy statement. These shareholder proposals must comply with the requirements of Rule 14a-8, including a requirement that shareholder proposals be received no later than 6:00 p.m. CDT on December 1, 2022. All proposals should be addressed to the Corporate Secretary at the address below. We strongly encourage any shareholder interested in submitting a proposal to contact the Corporate Secretary in advance of this deadline to discuss the proposal. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement.

Director Nominees for Inclusion in the 2023 Proxy Statement (Proxy Access)

In order for an eligible shareholder or group of shareholders to nominate a director nominee for election at our 2023 Annual Meeting of shareholders pursuant to the proxy access provision of our By-Laws, the shareholder must submit notice of such nomination and other required information in writing between November 1, 2022 and December 1, 2022. If, however, the 2023 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2022 Annual Meeting, the shareholder must submit any such notice and other required information between (i) 150 calendar days prior to the 2023 Annual Meeting and (ii) the later of 120 calendar days prior to the 2023 Annual Meeting or 10 days following the date on which the date of the 2023 Annual Meeting is first publicly announced. The nomination and supporting materials must also comply with the requirements set forth in our By-Laws for inclusion of director nominees in the proxy statement.

Other Shareholder Proposals/Nominees to be Presented at the 2023 Annual Meeting

Alternatively, under the Company’s By-Laws, if a shareholder does not want to submit a proposal for inclusion in our proxy statement but wants to introduce it at our 2023 Annual Meeting, or intends to nominate a person for election to the Board directly (rather than by inclusion in our proxy statement or by recommending such person as a candidate to our CG&N Committee) the shareholder’s notice must be delivered to the Corporate Secretary at the address below no earlier than January 12, 2023 and no later than February 11, 2023. If, however, the 2023 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2022 Annual Meeting, the shareholder must submit any such notice between (i) 120 calendar days prior to the 2023 Annual Meeting and (ii) the later of 90 calendar days prior to the 2022 Annual Meeting or 10 days following the date on which the date of the 2023 Annual Meeting is publicly announced.

The shareholder’s submission must be made by a registered shareholder on his or her behalf or on behalf of a beneficial owner of the shares and must include detailed information specified in our By-Laws concerning the proposal or nominee, as the case may be, and detailed information as to the shareholder’s interests in Company securities. In addition, the deadline for providing notice to the Company under Rule 14a-9, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws is March 13, 2023.

At the 2023 Annual Meeting, we will not entertain any proposals or nominations that do not meet these requirements other than shareholder nominations eligible to be included in our 2023 proxy statement as described above.

2022 PROXY STATEMENT      81

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If the shareholder does not comply with the requirements of Rule 14a-4(c)(1) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such shareholder proposal or nomination. The Company’s By-Laws are posted on the investor relations portion of our website at ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption. To make a submission or to request a copy of the Company’s By-Laws, shareholders should contact our Corporate Secretary at our principal executive offices at the following address:

Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Corporate Secretary

We strongly encourage shareholders to seek advice from knowledgeable legal counsel and contact the Corporate Secretary before submitting a proposal or a nomination.

This Proxy Statement contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “estimate,” “intent,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “project,” “predict,” “seek,” “confident” and “commit” or similar expressions. In particular, statements regarding our financial position, plans, strategies, objectives, prospects and expectations regarding our business, future operations, industry and market conditions are forward-looking statements. They reflect our current expectations, are subject to materials risks, uncertainties and other factors, many of which are outside of our control, and are not guarantees of performance and speak only as of the date of this Proxy Statement. You should not rely unduly on forward-looking statements. Our business results are subject to a variety of risks and uncertainties, including those that are described in our 2021 Annual Report on Form 10-K and elsewhere in our filings with the Securities and Exchange Commission, any of which could cause actual plans or results to differ materially from those included in any forward-looking statements. If any of these considerations or risks materialize or intensify, our expectations (or underlying assumptions) may change and our performance may be adversely affected. Except as required by law, we undertake no obligation, and disclaim any duty, to publicly update or revise any forward-looking statement or disclose any facts, events or circumstances that O&C Committeeur after the date hereof that may affect the accuracy of any forward-looking statement, whether as a result of new information, future events, changes in our expectations or otherwise.

Additionally, website links included in this Proxy Statement are for convenience only. Information contained on or accessible through such website links is not incorporated herein and does not constitute a part of this Proxy Statement.

2022 PROXY STATEMENT      82

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ANNEX I:
RECONCILIATION OF REPORTED RESULTS TO NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP MEASURES (Unaudited)

(Amounts in thousands, except per share data)	Year Ended December 31, 2021
	As Reported	Realignment(1)		Other Items		As Adjusted
Sales	$3,541,060	$—		$—		$3,541,060
Gross profit	1,049,725	(16,844)		—		1,066,568
Gross margin	29.6%	—		—		30.1%
Selling, general and administrative expense	(797,076)	(5,646)		—		(791,431)
Gain on sale of business	1,806	—		1,806	(3)	—
Net earnings from affiliates	16,304	—		—		16,304
Operating income	270,759	(22,490)		1,806		291,441
Operating income as a percentage of sales	7.6%	—		—		8.2%
Interest and other expense, net	(137,171)	—		(75,188)	(4)	(61,982)
Earnings before income taxes	133,588	(22,490)		(73,382)		229,459
(Provision for) benefit from income taxes	2,594	7,070	(2)	33,522	(5)	(37,997)
Tax Rate	-1.9%	31.4%		45.7%		16.6%
Net earnings attributable to Flowserve Corporation	$125,949	$(15,420)		$(39,860)		$181,229	(a)
Operating cash flow						$250,119
Less: Capital expenditures						(54,936)
Free cash flow						$195,183	(b)
As adjusted free cash flow conversion rate (b)/(a)						108%

Notes:

(1)

Represents realignment expense incurred as a result of realignment programs.

(2)

Includes tax impact of items above and realignment related tax release.

(3)

Represents final settlement gain on sale of business in 2018.

(4)

Represents below-the-line foreign exchange impacts and $47.7 million of expense as a result of early extinguishment of debt and duplicate interest expense.

(5)

Includes tax impact of items above and $17.9 million benefit related to legal entity restructuring of foreign holding companies.

2022 PROXY STATEMENT      83

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RECONCILIATION OF NON-GAAP MEASURES (Unaudited)

(Amounts in thousands, except per share data)	Year Ended December 31, 2020
	As Reported	Realignment(1)		Other Items		As Adjusted
Sales	$3,728,134	$—		$—		$3,728,134
Gross profit	1,116,769	(47,297)		—		1,164,066
Gross margin	30.0%	—		—		31.2%
Selling, general and administrative expense	(878,245)	(34,773)		(34,269)	(3)	(809,203)
Operating income	250,277	(82,070)		(34,269)		366,616
Operating income as a percentage of sales	6.7%	—		—		9.8%
Interest and other expense, net	(47,985)	—		9,626	(4)	(57,611)
Earnings before income taxes	202,292	(82,070)		(24,643)		309,005
Provision for income taxes	(61,417)	12,560	(2)	(2,814)	(5)	(71,163)
Tax Rate	30.4%	15.3%		-11.4%		23.0%
Net earnings attributable to Flowserve Corporation	$130,420	$(69,510)		$(27,457)		$227,387	(a)
Operating cash flow						$310,537
Less: Capital expenditures						(57,405)
Free cash flow						$253,132	(b)
As adjusted free cash flow conversion rate (b)/(a)						111%

Notes:

(1)

Represents realignment expense incurred as a result of realignment programs.

(2)

Includes tax impact of items above.

(3)

Includes $22.7 million related to Flowserve 2.0 transformation efforts and $11.5 million related to discrete asset write-downs.

(4)

Represents below-the-line foreign exchange impacts.

(5)

Includes tax impact of items above, $25.4 million related to Italian tax valuation allowance and $15.6 million benefit related to legal entity simplification and restructuring.

2022 PROXY STATEMENT      84

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North America

Latin America

Europe

Middle East

Africa

Asia Pacific

Flowserve Corporation
5215 North O'Connor Blvd
Suite 700
Irving, Texas 75039

flowserve.com

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FLOWSERVE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 11, 2022 for shares held directly and by 11:59 P.M. Eastern Time on May 9, 2022 for shares held in the Flowserve Corporation Retirement Savings Plan ("Plan"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLS2022**

You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control number that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 11, 2022 for shares held directly and by 11:59 P.M. Eastern Time on May 9, 2022 for shares held in the Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your signed proxy card must be received by Broadridge prior to May 12, 2022 for your vote to count at the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D75415-P68939 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLOWSERVE CORPORATION

The Board of Directors recommends a vote "FOR" each Director Nominee in Proposal 1, "FOR" Management Proposals 2 and 3 and "AGAINST" Shareholder Proposal 4.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. R. Scott Rowe	☐	☐	☐
1b. Sujeet Chand	☐	☐	☐
1c. Ruby R. Chandy	☐	☐	☐
1d. Gayla J. Delly	☐	☐	☐
1e. John R. Friedery	☐	☐	☐
1f. John L. Garrison	☐	☐	☐
1g. Michael C. McMurray	☐	☐	☐
1h. David E. Roberts	☐	☐	☐
1i. Carlyn R. Taylor	☐	☐	☐

	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for 2022.	☐	☐	☐
4. Shareholder proposal to reduce the threshold to call a special shareholder meeting.	☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" items 1, 2 and 3, and "AGAINST" item 4. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the 2022 Annual Meeting of Shareholders, you can be sure these shares are represented at the meeting by voting online or over the telephone, or by promptly returning the proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

D75416-P68939

FLOWSERVE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2022 ANNUAL MEETING OF SHAREHOLDERS
MAY 12, 2022

The undersigned shareholder(s) hereby acknowledge(s) receipt of the Notice of 2022 Annual Meeting of Shareholders dated March 31, 2022 and the accompanying Flowserve Corporation Proxy Statement, and hereby appoint(s) **R. Scott Rowe** and **David E. Roberts**, and each of them, with full power to act without the other, as proxies with full power of substitution, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Flowserve Corporation that the shareholder(s) is/are entitled to vote at the 2022 Annual Meeting of Shareholders of Flowserve Corporation to be held at 11:30 A.M. CDT on Thursday, May 12, 2022, at www.virtualshareholdermeeting.com/FLS2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED BY THE PROXIES "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTIONS IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSAL 4 AND IN THEIR DISCRETION FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE